[NORTHSTAR TRUST LOGO APPEARS HERE]



                                    NORTHSTAR
                                     TRUST
                         ANNUAL REPORT TO SHAREHOLDERS
                                October 31, 1998

                     [NORTHSTAR TRUST GRAPHIC APPEARS HERE]

     NORTHSTAR TRUST
     ANNUAL REPORT
     OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                             [NORTHSTAR FUND LOGO APPEARS HERE]

                                     [PHOTOGRAPH OF MARK L. LIPSON APPEARS HERE]

                                                                  MARK L. LIPSON









Dear Shareholders:

We are pleased to provide you with the annual report of the Northstar Trust for the year ended October 31, 1998. We are gratified with your decision to entrust your assets to the Northstar Funds and are confident that we can assist you in reaching your financial objectives. Our goal is to provide you with consistent, long term, attractive returns achieved through fundamental research, analysis and disciplined investment processes. Following this letter is a summary of the results of each Fund by their respective portfolio manager. We hope you will find it informative.


During the past year the financial markets experienced extreme volatility. Returns in the first half of the year were quite positive, but the latter six months saw significant dislocations in the markets as the default of Russia, worries about passage of a Japanese banking reform bill, and concern over the possible impeachment of the U.S. President led to a broad-based correction in the equity markets in the late summer/early fall. The fixed income markets experienced even more volatility as concerns about the economy and corporate profits were exacerbated by the unwinding of hedge fund leverage, leading to a severe liquidity crunch. Investor fear reached heights not seen since the early part of this decade as the bailout of Long Term Capital was made public in September, and the Federal Reserve cut rates in response to fears of a global liquidity crisis.


Although U.S. economic growth continued to be strong, with GDP advancing at about a 3.0% annual rate, the impact of the continuing slowdown in Asia began to be seen on global economic growth and corporate profits in the second half of the year. Fears of inflation were replaced with concern about deflation as commodity prices continued to move to historic new lows and the excess productive capacity in Asia limited corporations' ability to raise prices. While the S&P 500 experienced a double-digit correction, many other assets classes, such a smaller and mid-capitalization equity issues and high yield issues, experienced corrections much more severe in size and scope as investors sought safe havens. While we have seen some rebound in these areas recently, smaller and mid-capitalization issues still stand at significant valuation discounts to the larger S&P 500 equities, and the same holds true for corporate and high-yield bond spreads relative to Treasury bonds.

We believe the investment environment may continue to see high volatility and a significant amount of cross-currents into 1999. While there are signs that the U.S. economy may be slowing, it also appears that the Asian economies are bottoming and may see a recovery beginning in the second half of 1999. While concerns about possible deflation continue, historically three rate cuts by the U.S. Federal Reserve have been stimulative; if this holds true again, it implies we will avoid a true deflationary spiral in the U.S. economy. While the rate of profit growth continues to slow, particularly for large multinational corporations, the combination of U.S. rate cuts and the slow recovery in the Asian economies implies we might be close to a profit trough. All throughout this decade, U.S. corporations have improved their efficiency and profitability through strategic investments in productivity-improving technology and the replacement of labor with technology; we have recently seen a pickup in that trend, which has positive implications for profits over the next twelve months.



Although volatility may continue to be higher than average, we believe that we may have passed the worst of the liquidity crisis. The longer-term investment environment continues to be favorable: Interest rates continue to trend lower, inflation remains low, and the global economic and profit outlook appears to be improving. Many of these trends are secular, not cyclical, and imply a positive investment environment for financial markets.


We note with great conviction that attempts to "time" the market often prove counterproductive. Investors are strongly urged to focus on the long term. Consistent disciplined investing is the proven method of achieving attractive returns and meeting your financial objectives. We continue to support this philosophy and look forward to serving your investment needs in the future.


Sincerely,




/s/ Mark L. Lipson
---------------------
Mark L. Lipson
President

     NORTHSTAR
     GROWTH + VALUE FUND
--------------------------------------------------------------------------------
                              [NORTHSTAR GROWTH + VALUE TRUST LOGO APPEARS HERE]


                                    [PHOTOGRAPH OF LOUIS NAVELLIER APPEARS HERE]


                                                                 LOUIS NAVELLIER



THE MARKETS

   o The outlook for 1999 is outstanding. Mid cap stocks ($1 billion to $5 billion market capitalization) are at the best relative valuations (i.e., growth relative to price/earnings ratios) since the Gulf War in 1990. Small cap stocks (under $1 billion market capitalization) are at the best relative valuations since 1973-1974. Surprisingly, small-to-mid cap stocks have had better earnings than their large cap counterparts for seven straight quarters. After many large capitalization stocks released negative third quarter earnings, many institutional investors gave up hope and started to aggressively accumulate both small and mid cap stocks due to their superior fundamental characteristics. The impressive rebound in the stock market since the low point on October 8, 1998 has been nothing less than phenomenal. Fortunately, the news media has been pointing out that small capitalization stocks have been even more impressive on the rebound than many of their large capitalization counterparts. The institutional parade into both small and mid cap stocks is very bullish and has reduced the volatility that once plagued this capitalization sector of the stock market.


THE FUND
   o The Fund returned (12.63)%, (13.38)%, and (13.38)% for Class A, B, and C shares, respectively, for the fiscal year ended October 31,1998. The Russell 2000 Index returned (12.75)% for the same period.

   o Due to mediocre earnings for many leading stocks during the past several quarters, the stock market remains unusually narrow and selective. In early 1999, the stock market should gather more breadth and power, simply because more stocks are anticipated to release improved earnings. The catalyst behind these improving earnings is two-fold. First, for predominately small-to-mid cap domestic stocks, they are benefiting from accelerating economic growth due to continued strong consumer spending. Second, the large multi-international stocks that dominate the S&P 500 are expected to release improved earnings due to the fact that the U.S. dollar weakened in the past few months (a strong U.S. dollar hinders the earnings of the large multi-international stocks that dominate the S&P 500). Although the breadth and power of the overall stock market will likely improve in 1999 in the wake of improved earnings, investors must remain very selective.

   o The Growth + Value Fund has a very flexible charter that provides a great deal of management flexibility. Currently, the Fund is in predominately mid capitalization growth stocks that have benefitted from substantial institutional buying pressure. However, as the volatility continues to subside in the small cap arena, the small cap stocks will likely become more attractive. The "value" tilt to this Fund always insures that stocks are only purchased with reasonable growth to price/earnings ratios. Furthermore, the stocks in the Fund are currently characterized by unusually smooth, steady growth.


CURRENT STRATEGY
   o Overall, the outlook for 1999 is very positive due to improving corporate earnings and accelerating economic growth. Small cap stocks are near the best valuations in over 25 years, while mid cap stocks are at the most attractive valuations in over 8 years. We are in the lowest interest rate environment in over 30 years, which is extremely bullish for higher stock prices. I expect that the stock market will broaden out and gather more strength in early 1999 when improved earnings are announced. However, until the stock market gathers more breadth and power, I plan to concentrate on only the best small to mid cap stocks with outstanding fundamental characteristics. The latest mutual fund statistics confirm that investors are returning to growth stocks, which is a very good sign for the Growth + Value Fund. Overall, I remain excited about the small to mid cap stocks that dominate the Growth + Value Fund and the fact that the stock market will likely get stronger in early 1999.
--------------------------------------------------------------------------------
FUND INFORMATION (ALL DATA ARE AS OF 10/31/98) TOTAL NET ASSETS $176,872,068
--------------------------------------------------------------------------------

              TOP 10 HOLDINGS
                    NAME                       % FUND
  1  Century Telephone Enterprises, Inc.      4.8%
  2  Dell Computer Corp.                      4.3%
  3  Sofamor Danek Group, Inc.                4.3%
  4  EMC Corp.                                3.8%
  5  Nokia Corp.                              3.6%
  6  COMAIR Holdings, Inc.                    3.3%
  7  Lexmark International Group, Inc.        3.2%
  8  Symbol Technologies, Inc.                3.2%
  9  The Clorox Co.                           3.2%
  10 Best Buy Co., Inc.                       3.0%
                                              ----
                                             36.7%
                                              ====


            TOP 5 INDUSTRIES
      (by percentage of net assets)
  EDP Peripherals        8.2%

  Medical Specialties    6.0%

  Consumer Cyclicals     5.5%

  Airlines               5.2%

  Telephone/             4.8%
  Communications



         SEC AVERAGE ANNUAL RATES OF RETURN
        (at maximum applicable sales charge)
----------------------------------------------------
            Inception      5 years    1 year
  Class A   0.56%              N/A    (16.81)%
  Class B   0.33%              N/A    (17.64)%
  Class C   2.35%              N/A    (14.23)%

  CUMULATIVE TOTAL RETURN
  (do not reflect sales charge)
-----------------------------------------------------
            Inception      5 years    1 year
  Class A   6.16%              N/A    (12.63)%
  Class B   4.64%              N/A    (13.38)%
  Class C   4.64%              N/A    (13.38)%

   NORTHSTAR
     GROWTH + VALUE FUND
--------------------------------------------------------------------------------

        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR GROWTH + VALUE FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

  In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended October 31, 1998. The average annualized total return for Class A shares of 0.56% for the period since the Fund's inception of November 18, 1996 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 0.33% and 2.35% since inception for Class B and Class C shares of November 18, 1996 and November 18, 1996, respectively, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B shares of 5.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only.) All performance data shown represents past performance, and should not be considered indicative of future performance.


[THREE LINE CHARTS APPEAR BELOW WITH THE FOLLOWING INFORMATION:]

NORTHSTAR GROWTH + VALUE FUND -- CLASS A

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR              (16.81%)
               SINCE INCEPTION       0.56%


              Class A   S&P 500   Lipper Growth Fund
              -------   -------   ------------------
                        (in thousands)
11/18/96       9.525     10             10
10/31/97      11.571     12.969         12.842
10/31/98      10.11      15.578         14.624


NORTHSTAR GROWTH + VALUE FUND -- CLASS B

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR              (17.64%)
               SINCE INCEPTION       0.33%


              Class B   S&P 500   Lipper Growth Fund
              -------   -------   ------------------
                        (in thousands)
11/18/96      10         10             10
10/31/97      12.08      12.969         12.842
10/31/98      10.464     15.578         14.624


NORTHSTAR GROWTH + VALUE FUND -- CLASS C

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR              (14.23%)
               SINCE INCEPTION       2.35%


              Class C   S&P 500   Lipper Growth Fund
              -------   -------   ------------------
                        (in thousands)
11/18/96      10         10             10
10/31/97      12.08      12.969         12.842
10/31/98      10.464     15.578         14.624

   NORTHSTAR GROWTH + VALUE FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                             [NORTHSTAR TRUST LOGO APPEARS HERE]





Security                                            Shares           Value
-----------------------------------------   --------------   -------------
COMMON STOCKS -- 96.83%
AIRLINES -- 5.18%
COMAIR Holdings, Inc.                            175,400     $5,766,275
USAirways Group, Inc. @                           60,000      3,393,750
                                                             ----------
                                                              9,160,025
                                                             ----------
APPAREL -- 1.37%
Tarrant Apparel Group @                          128,800      2,431,100
                                                             ----------
BIOTECHNOLOGY -- 4.64%
ALZA Corp. @                                      64,500      3,087,937
Amgen, Inc. @                                     65,000      5,110,625
                                                             ----------
                                                              8,198,562
                                                             ----------
BUILDING MATERIALS -- 4.03%
Centex Construction Products, Inc.               110,700      3,722,287
Vulcan Materials Co.                              28,700      3,404,538
                                                             ----------
                                                              7,126,825
                                                             ----------
CELLULAR TELEPHONE -- 2.05%
Vodafone Group PLC **                             27,000      3,634,875
                                                             ----------
CLOTHING/SHOE/ACCESSORY STORES -- 2.44%
The Gap, Inc.                                     71,900      4,322,988
                                                             ----------
COMPUTERS -- 4.30%
Dell Computer Corp. @                            116,000      7,598,000
                                                             ----------
COMPUTER SOFTWARE -- 2.62%
Legato Systems, Inc. @                           118,500      4,636,313
                                                             ----------
COMPUTER/VIDEO CHAINS -- 3.99%
Best Buy Co., Inc. @                             110,800      5,318,400
Trans World Entertainment Corp. @                 84,450      1,741,781
                                                             ----------
                                                              7,060,181
                                                             ----------
CONSUMER CYCLICALS -- 5.51%
Abercrombie & Fitch Co. @                         58,200      2,309,813
American Eagle Outfitters, Inc. @                 75,000      3,037,500
Gemstar International Group Ltd. @ @@             80,500      4,397,312
                                                             ----------
                                                              9,744,625
                                                             ----------
CONSUMER ELECTRONICS/APPLIANCES -- 3.04%
Maytag Corp.                                     107,200      5,299,700
Recoton Corp. @                                    3,500         77,875
                                                             ----------
                                                              5,377,575
                                                             ----------
DIVERSIFIED COMMERICAL SERVICES -- 2.76%
Dendrite International, Inc. @                    98,700      2,035,687
Labor Ready, Inc. @                              158,550      2,853,900
                                                             ----------
                                                              4,889,587
                                                             ----------
DRUG STORE CHAINS -- 1.90%
CVS Corp.                                         73,500      3,358,031
                                                             ----------
EDP PERIPHERALS -- 8.24%
EMC Corp.                                        104,000      6,695,000
National Computer Systems, Inc.                   78,600      2,200,800
Symbol Technologies, Inc.                        126,700      5,669,825
                                                             ----------
                                                             14,565,625
                                                             ----------

   NORTHSTAR GROWTH + VALUE FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                         Shares           Value
--------------------------------------   --------------   -------------
ENTERTAINMENT/FILM --  1.69%
Viacom, Inc. @                                 50,000     $2,993,750
                                                          ----------
ENVIRONMENTAL SERVICES --  2.30%
Catalytica, Inc. @                            130,000      2,112,500
Republic Industries, Inc. @                   121,500      1,951,594
                                                          ----------
                                                           4,064,094
                                                          ----------
FINANCIAL -- 3.12%
Capital One Financial Corp.                    50,000      5,087,500
FirstPlus Financial Group, Inc. @              98,800        438,425
Metris Cos., Inc.                                   1             27
                                                          ----------
                                                           5,525,952
                                                          ----------
HOMEBUILDING -- 1.05%
Lennar Corp.                                   91,900      1,860,975
                                                          ----------
MEDICAL/DENTAL DISTRIBUTORS -- 1.77%
Bindley Western Industries, Inc.               86,266      3,127,143
                                                          ----------
MEDICAL/NURSING SERVICES -- 2.94%
Lincare Holdings, Inc. @                      130,000      5,191,875
                                                          ----------
MEDICAL SPECIALTIES -- 5.97%
MiniMed, Inc. @                                36,700      2,036,850
Safeskin Corp. @                               43,400        960,225
Sofamor Danek Group, Inc. @                    74,400      7,560,900
                                                          ----------
                                                          10,557,975
                                                          ----------
OFFICE EQUIPMENT/SUPPLIES -- 3.16%
Lexmark International Group, Inc. @            80,000      5,595,000
                                                          ----------
OFFICE/PLANT AUTOMATION -- 1.68%
InterVoice, Inc. @                            105,100      2,969,075
                                                          ----------
PACKAGE GOODS/COSMETICS -- 3.21%
The Clorox Co.                                 51,900      5,670,075
                                                          ----------
PROPERTY-CASUALTY INSURERS -- 1.05%
HSB Group, Inc.                                45,800      1,849,175
                                                          ----------
RECREATIONAL PRODUCTS/TOYS -- 1.50%
THQ, Inc. @                                   122,850      2,648,953
                                                          ----------
SAVINGS & LOAN -- 0.33%
PDS Financial Corp. @                         152,955        592,701
                                                          ----------
SERVICES TO HEALTH INDUSTRY -- 1.51%
MedQuist, Inc. @                               99,100      2,669,506
                                                          ----------
SPECIALTY INSURERS -- 3.07%
Fidelity National Financial, Inc.              81,040      2,491,980
The First American Financial Corp.             93,600      2,930,850
                                                          ----------
                                                           5,422,830
                                                          ----------
SUPERMARKETS -- 2.07%
Safeway, Inc. @                                76,700      3,667,219
                                                          ----------
TELECOMMUNICATIONS EQUIPMENT -- 3.59%
Nokia Corp. **                                 68,200      6,346,862
                                                          ----------
TELEPHONE/COMMUNICATIONS -- 4.75%
Century Telephone Enterprises, Inc.           147,900      8,402,569
                                                          ----------

   NORTHSTAR GROWTH + VALUE FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                             [NORTHSTAR TRUST LOGO APPEARS HERE]





Security                                                                        Principal Amount             Value
---------------------------------------------------------------------------   ------------------   ---------------
TOTAL COMMON STOCKS
(cost $158,709,989)                                                                                 $171,260,041
                                                                                                    ------------
TOTAL INVESTMENT SECURITIES -- 96.83%
(cost $158,709,989)                                                                                  171,260,041
REPURCHASE AGREEMENT -- 2.36%
Agreement with State Street Bank and Trust bearing interest at 5.25% dated
10/30/98, to be repurchased 11/02/98 in the amount of $4,187,831 and collateralized by $4,080,000 U.S. Treasury Bonds, 5.625% due 4/30/00,
value $4,273,812
(cost $4,186,000)                                                             $4,186,000               4,186,000
OTHER ASSETS LESS LIABILITIES -- 0.81%                                                                 1,426,027
                                                                                                    ------------
NET ASSETS -- 100.00%                                                                               $176,872,068
                                                                                                    ============

@   Non-income producing security.
**  American Depositary Receipt.
@@  Foreign security.


See accompanying notes to financial statements.

   NORTHSTAR
   INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------


THE MARKETS

   o Global equity markets experienced a sharp decline during the fiscal year ended October 31, 1998. The global decline, however, was partly tempered by strong market returns during the month of October. Belgium was the best performing market for the six-month period ended October 31,1998, rising over 15% in dollar terms, while Russia was the worst performing market, declining over 81% in dollar terms.
   o Deteriorating economic fundamentals in Japan which threatened to intensify and prolong the broader economic slump in Asia, coupled with the political and economic turmoil in Russia, contributed to the widespread global sell-off. In particular, the devaluation of the Russian ruble pressured the currencies of Latin American nations, as investors worried that these countries would not be able to maintain their managed currency systems. Not even the previously high-flying European markets were immune to the bearish sentiment. Concern about exposure of European banks to defaulted loans in Russia was primarily responsible for the correction.


THE FUND
   o The Fund returned 9.86%, 9.16%, and 9.07% for Class A, B, and C, respectively, for the fiscal year ended October 31, 1998. The MSCI Europe Australasia Far East Index (EAFE) declined 8.01% for the same period.
   o The Fund's Asian holdings, particularly those in Hong Kong, had the greatest positive impact on performance for the period. While holdings in Europe, Latin America, and Africa declined as a whole, individual holdings in Denmark, Switzerland, and South Korea followed Hong Kong as the most significant contributors to performance. Latin American holdings, led by Brazil, had the largest negative impact on performance for the semi-annual period. On a sector basis, the Services and Multi-Industry sectors were the strongest performers.
   o Regionally, the Fund's largest commitment continues to be in Europe, followed by an increasing exposure to Asia and Latin America. Multi-Industry and Telecommunications are the largest industry commitments.


CURRENT STRATEGY
   o The bottom-up, value philosophy used in managing the Fund will be consistently applied to find the best opportunities available in non-U.S. markets. There is no focus on top-down macroeconomic evaluations or forecasts in structuring the Fund. Country and industry exposure are exclusively a residual of the purchase of individual businesses that meet the strict value criteria.
   o The fundamental valuations of the Fund reflect, and will continue to reflect, significant discounts to the world market averages. This absolute value focus has performed very favorably in declining market environments as well as doing well over long-term market cycles.
   o The Fund will endeavor to stay fully invested in non-U.S. equities and will not attempt to anticipate short-term market movements. We will hold the best values available without bias to either country or industry.
--------------------------------------------------------------------------------
FUND INFORMATION (ALL DATA ARE AS OF 10/31/98) TOTAL NET ASSETS $494,645,483
--------------------------------------------------------------------------------

             TOP 10 HOLDINGS
                   NAME                      % FUND
  1  Hutchison Whampoa Ltd.               5.4%
  2  Hitachi Ltd.                         3.9%
  3  HSBC Holdings PLC                    3.8%
  4  Deutsche TeleKom AG                  3.6%
  5  Swire Pacific Ltd.                   3.5%
  6  Diageo PLC                           3.4%
  7  Telecom Italia SpA                   3.4%
  8  Tokio Marine & Fire Insurance Co.    3.3%
  9  Mitsubishi Heavy Industries Ltd.     3.2%
  10 Development Bank of Singapore Ltd.   3.0%
                                          ----
                                         36.5%
                                          ====


               TOP 5 INDUSTRIES
        (by percentage of net assets)
  Multi-Industry              13.55%

  Telecommunications          13.34%

  Banking                     13.15%

  Energy                       7.05%

  Electrical & Electronics      6.6%



                   SEC AVERAGE ANNUAL RATES OF RETURN
                  (at maximum applicable sales charge)
                                     Inception      5 years    1 year
  Class A                            12.79%             N/A    4.68%
  Class B                             9.22%             N/A    4.16%
  Class C                            13.62%             N/A    8.07%
  CUMULATIVE TOTAL RETURN
  (do not reflect sales charge)
                                     Inception      5 years    1 year
  Class A                            63.15%             N/A    9.86%
  Class B                            18.55%             N/A    9.16%
  Class C                            59.56%             N/A    9.07%

   NORTHSTAR
   INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR INTERNATIONAL VALUE FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

  In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended October 31, 1998, with all distributions reinvested in shares. The average annualized total return for Class A shares of 12.79% for the period since the Fund's inception on March 6, 1995 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 9.22% and 13.62% since inception for Class B and Class C shares of April 18, 1997 and March 6, 1995, respectively, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B shares of 5.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.



[THREE LINE CHARTS APPEAR BELOW WITH THE FOLLOWING INFORMATION:]

NORTHSTAR INTERNATIONAL VALUE FUND -- CLASS A

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR                4.68%
               SINCE INCEPTION      12.79%


              Class A   EAFE Index
              -------   ----------
                (in thousands)
02/28/95       9.525     10
10/31/95      10.092     10.73
10/31/96      11.327     11.669
10/31/97      14.139     12.024
10/31/98      15.534     12.987

NORTHSTAR INTERNATIONAL VALUE FUND -- CLASS B

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR                4.16%
               SINCE INCEPTION       9.22%


              Class B   EAFE Index
              -------   ----------
                  (in thousands)
04/18/97      10         10
10/31/97      10.86      10.266
10/31/98      11.855     11.088


NORTHSTAR INTERNATIONAL VALUE FUND -- CLASS C

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR                8.07%
               SINCE INCEPTION      13.62%


              Class C   EAFE Index
              -------   ----------
                 (in thousands)
02/28/95      10         10
10/31/95      10.56      10.73
10/31/96      11.781     11.669
10/31/97      14.63      12.024
10/31/98      15.956     12.987

   NORTHSTAR INTERNATIONAL VALUE FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------



Country                                        $ Value        % of Net Assets
---------------------------------------   ----------------   ----------------
Argentina                                   $ 12,690,251       2.57%
Austria                                        3,219,567       0.65
Brazil                                        27,378,571       5.53
Denmark                                       13,681,629       2.77
France                                        40,653,547       8.22
Germany                                       31,895,358       6.45
Hong Kong                                     52,524,635      10.62
Italy                                         17,029,654       3.44
Japan                                         85,637,969      17.31
Korea                                          9,294,885       1.88
Mexico                                        13,574,397       2.74
Netherlands                                   18,376,828       3.72
Singapore                                     18,514,786       3.74
South Africa                                  11,799,427       2.39
Spain                                         12,426,699       2.51
Switzerland                                   18,112,890       3.66
United Kingdom                                79,456,624      16.06
United States                                 24,883,000       5.03
Venezuela                                      5,187,850       1.05
Liabilities in excess of other assets         (1,693,084)    ( 0.34)
                                            ------------     ------
NET ASSETS                                  $494,645,483     100.00%
                                            ============     ======

See accompanying notes to financial statements.

   NORTHSTAR INTERNATIONAL VALUE FUND
     PORTFOLIO OF INVESTMENTS
     OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                                   Shares            Value
---------------------------------------------------   -----------   --------------
COMMON STOCKS -- 91.54%
AUTOMOBILES -- 4.91%
Daimler-Benz AG (Germany)                               181,000      $14,040,749
PSA Peugeot Citroen SA (France)                          61,410       10,246,237
                                                                     -----------
                                                                      24,286,986
                                                                     -----------
BANKING -- 12.32%
Argentaria SA (Spain)                                   351,920        7,657,495
Compagnie Financiere de Paribas @ (France)               42,400        3,116,715
Den Danske Bank A/S (Denmark)                           100,780       13,681,629
Development Bank of Singapore Ltd. (Singapore)        2,407,000       15,085,346
HSBC Holdings PLC @ (United Kingdom)                    828,800       18,994,448
Societe Generale SA (France)                             18,200        2,407,711
                                                                     -----------
                                                                      60,943,344
                                                                     -----------
BEVERAGES/TOBACCO -- 4.36%
British America Tobacco PLC (United Kingdom)            548,700        4,929,290
Diageo PLC (United Kingdom)                           1,542,012       16,646,572
                                                                     -----------
                                                                      21,575,862
                                                                     -----------
CHEMICALS -- 1.81%
BOC Group PLC (United Kingdom)                          226,200        3,320,241
Imperial Chemical Industries PLC (United Kingdom)       624,800        5,610,326
                                                                     -----------
                                                                       8,930,567
                                                                     -----------
ELECTRICAL & ELECTRONICS -- 5.68%
Hitachi Ltd. (Japan)                                  3,739,200       19,019,948
Matsushita Electric Industrial Co. Ltd. (Japan)         619,000        9,084,826
                                                                     -----------
                                                                      28,104,774
                                                                     -----------
ENERGY -- 5.72%
Elf Aquitaine SA (France)                               107,695       12,463,847
Nippon Oil Co. Ltd. (Japan)                             906,000        3,147,452
YPF Sociedad Anonima ** (Argentina)                     438,540       12,690,251
                                                                     -----------
                                                                      28,301,550
                                                                     -----------
FOOD & HOUSEHOLD PRODUCTS -- 5.16%
Groupe Danone (France)                                   46,970       12,419,038
Nestle SA (Switzerland)                                   6,165       13,100,568
                                                                     -----------
                                                                      25,519,606
                                                                     -----------
HEALTH/PERSONAL CARE -- 0.83%
Ono Pharmaceutical Co. Ltd. (Japan)                     137,000        4,089,552
                                                                     -----------
INDUSTRIAL COMPONENTS -- 2.32%
Kyocera Corp. (Japan)                                   259,800       11,476,840
                                                                     -----------
INSURANCE -- 7.74%
Allied Zurich (United Kingdom)                          393,000        4,538,569
ING Groep N.V. (Netherlands)                            290,360       14,048,299
Royal & Sun Alliance PLC (United Kingdom)               391,000        3,579,657
Tokio Marine & Fire Insurance Co. (Japan)             1,418,400       16,120,947
                                                                     -----------
                                                                      38,287,472
                                                                     -----------
MACHINERY & ENGINEERING -- 4.59%
Komatsu (Japan)                                       1,301,000        7,030,623
Mitsubishi Heavy Industries Ltd. (Japan)              4,059,000       15,667,781
                                                                     -----------
                                                                      22,698,404
                                                                     -----------

   NORTHSTAR INTERNATIONAL VALUE FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                                        Shares            Value
-------------------------------------------------------   ------------   --------------
MATERIALS & COMMODITIES -- 2.15%
De Beers Centenary AG (South Africa)                         765,000      $ 10,660,116
                                                                          ------------
MEDIA -- 0.60%
Reuters Group PLC (United Kingdom)                           289,000         2,974,749
                                                                          ------------
METALS -- STEEL -- 1.94%
British Steel PLC (United Kingdom)                         2,740,000         4,700,584
Iscor Ltd. (South Africa)                                  4,491,050         1,139,310
Pohang Iron & Steel Co. Ltd. ** (South Korea)                210,000         3,780,000
                                                                          ------------
                                                                             9,619,894
                                                                          ------------
MULTI-INDUSTRY -- 13.55%
BTR PLC @ (United Kingdom)                                 6,319,933        11,053,660
Citic Pacific Ltd. (Hong Kong)                             3,395,000         8,350,517
Hutchison Whampoa Ltd. (Hong Kong)                         3,755,500        26,911,588
Jardine Matheson Holdings Ltd. (Singapore)                 1,224,800         3,429,440
Swire Pacific Ltd. (Hong Kong)                             3,253,000        17,262,531
                                                                          ------------
                                                                            67,007,736
                                                                          ------------
NON-FERROUS METALS -- 0.63%
Rio Tinto PLC @ (United Kingdom)                             256,000         3,108,528
                                                                          ------------
TELECOMMUNICATIONS -- 12.73%
Compania Anonima Nacional Telefonos de Venezuela **          334,700         5,187,850
(Venezuela)
Deutsche Telekom AG (Germany)                                655,500        17,854,609
Royal PTT Nederland NV (Netherlands)                         111,400         4,328,529
Swisscom AG @ (Switzerland)                                   14,800         5,012,322
Telecom Italia SpA (Italy)                                 2,356,200        17,029,654
Telefonos de Mexico SA ** (Mexico)                           257,030        13,574,397
                                                                          ------------
                                                                            62,987,361
                                                                          ------------
UTILITIES -- ELECTRICAL & GAS -- 4.50%
Centrais Eletricas Brasileiras SA ** (Brazil)                884,700         8,459,944
Centrais Geradoras do Sul do Brasil SA ** @ (Brazil)          53,730           274,759
EVN Energie-Versorgung Niederoesterreich AG (Austria)         22,600         3,219,567
Korea Electric Power Corp. ** (South Korea)                  432,540         5,514,885
Union Electrica Fenosa SA (Spain)                            294,000         4,769,203
                                                                          ------------
                                                                            22,238,358
                                                                          ------------
TOTAL COMMON STOCKS
(cost $467,330,506)                                                        452,811,699
                                                                          ------------
PREFERRED STOCKS -- 3.77%
BANKING -- 0.83%
Banco Bradesco SA ** (Brazil), $0.1356                       718,000         4,092,959
                                                                          ------------
BEVERAGES/TOBACCO -- 1.00%
Companhia Cervejaria Brahma ** (Brazil), $0.1308             513,000         4,937,625
                                                                          ------------
ENERGY -- 1.33%
Petroleo Brasileiro SA ** (Brazil), $0.5391                  523,300         6,580,340
                                                                          ------------
TELECOMMUNICATIONS -- 0.61%
Telecomunicacoes Brasileiras SA ** (Brazil), $1.9760          39,940         3,032,944
                                                                          ------------
TOTAL PREFERRED STOCKS
(cost $27,982,732)                                                          18,643,868
                                                                          ------------
TOTAL INVESTMENT SECURITIES -- 95.31%
(cost $495,313,238)                                                        471,455,567
                                                                          ------------

   NORTHSTAR INTERNATIONAL VALUE FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                                                  Principal Amount              Value
---------------------------------------------------------------------   ------------------   ----------------
REPURCHASE AGREEMENT -- 5.03%
Agreement with State Street Bank and Trust bearing interest at 5.25%
dated 10/30/98, to be repurchased 11/02/98 in the amount of
$24,893,886 and collateralized by $23,725,000 U.S. Treasury Bonds,
6.25% due 2/28/02, value $25,383,140
(cost $24,883,000)                                                      $24,883,000            $ 24,883,000
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.34%)                                                 (1,693,084)
                                                                                               ------------
NET ASSETS -- 100.00%                                                                          $494,645,483
                                                                                               ============


   Foreign Currency Forward Contracts Open at October 31, 1998
------------------------------------------------------------------
 Contract                In          Delivery     Gross Unrealized
 To Deliver          Exchange for      Date         Depreciation
---------------   ---------------   ----------   -----------------
GBP 2,676,148     USD 4,485,223     11/03/98     (7,117)

@   Non-income producing security.
**  American Depositary Receipts.


See accompanying notes to financial statements.

   NORTHSTAR
   EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------


THE MARKETS

   o Emerging market equities from Asia to Latin America plunged amid a massive exodus of capital into perceived safer havens such as cash and U.S. Treasury bonds during the six-month period ending October 31, 1998. Sparking the outflow of funds was the fear of political and economic chaos in Russia and the possible devaluation of Latin American currencies. October brought some respite to Latin American markets as the fears of a currency crisis in Brazil were tempered by the announcement of an aid package by the IMF and G7 nations. Asian stock markets managed to stay flat or even recover moderately from their lows during the last two months of this period.
   o Deteriorating economic fundamentals in Japan which threatened to intensify and prolong the broader economic slump in Asia was also responsible for the performance of these markets. South Korea (4.4)%, Greece (9.0)% and Israel (15.6)% were among the better performers during a particularly difficult period.


THE FUND
   o The Fund returned (23.10)%, (23.50)%, and (23.70)% for Class A, B, and C shares, respectively, for the period ended October 31, 1998. The MSCI Emerging Markets index posted a return of (42.2)% for the year influenced largely by Latin American markets.
   o The Fund's holdings in South Korea and Hong Kong had the greatest positive impact on performance with some holdings in these countries increasing in excess of 25% during this period. Latin American holdings as a group had the largest negative impact on performance followed by holdings in Russia and India. On a sector basis, Building Materials, Insurance, and Beverages were the strongest performing sectors in the Fund, while Utilities and Energy Sources were among sectors that had the largest declines.


CURRENT STRATEGY
   o The bottom-up, value philosophy used in managing the Fund will be consistently applied to find the best opportunities available in non-U.S. markets. There is no focus on top-down macroeconomic evaluations or forecasts in structuring the Fund. Country and industry exposure are exclusively a residual of the purchase of individual businesses that meet the strict value criteria.
   o The fundamental valuations of the Fund reflect, and will continue to reflect, significant discounts to the world market averages. This absolute value focus has performed very favorably in declining market environments as well as doing well over long-term market cycles.
   o The Fund will endeavor to stay fully invested in non-U.S. equities and will not attempt to anticipate short-term market movements. We will hold the best values available without bias to either country or industry.
   o  We see the current volatility in emerging market stocks as an opportunity to acquire leading emerging market companies at attractive prices.
--------------------------------------------------------------------------------
FUND INFORMATION (ALL DATA ARE AS OF 10/31/98) TOTAL NET ASSETS $9,701,908
--------------------------------------------------------------------------------

            TOP 10 HOLDINGS
            NAME                       % FUND
  1  Southeast Asia Cement             3.4%
     Holdings, Inc.
  2  Solid Group, Inc.                 3.2%
  3  Telefonos de Mexico SA            2.8%
  4  Centrais Eletricas                2.7%
     Brasileiras SA
  5  Kwong On Bank Ltd.                2.7%
  6  De Beers Centenary AG             2.6%
  7  YPF Sociedad Anonima              2.6%
  8  Iscor Ltd.                        2.5%
  9  SK Telecom Co. Ltd.               2.4%
  10 Uniao de Bancos Brasileiros SA    2.4%
                                       ----
                                      27.3%
                                       ====


            TOP 5 INDUSTRIES
      (by percentage of net assets)
  Telecommunications          12.1%
  Multi-Industry               9.8%
  Energy                       9.4%
  Banking                      8.6%
  Chemicals                    7.9%


                  SEC AVERAGE ANNUAL RATES OF RETURN
                 (at maximum applicable sales charge)
----------------------------------------------------------------------------
                                     Inception       5 years    1 year
  Class A                            (26.76)%            N/A       N/A
  Class B                            (27.32)%            N/A       N/A
  Class C                            (24.46)%            N/A       N/A

  CUMULATIVE TOTAL RETURN
  (do not reflect sales charge)
-----------------------------------------------------------------------------
                                     Inception       5 years    1 year
  Class A                            (23.10)%            N/A       N/A
  Class B                            (23.50)%            N/A       N/A
  Class C                            (23.70)%            N/A       N/A

   NORTHSTAR
     EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR EMERGING MARKETS VALUE FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

  In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended October 31, 1998. The average annualized total return for Class A shares of (26.76%) for the period since the Fund's inception of January 1, 1998 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of (27.32%) and (24.46%) since inception for Class B and Class C shares of January 1, 1998, respectively, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B shares of 5.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only.) All performance data shown represents past performance, and should not be considered indicative of future performance.





[THREE LINE CHARTS APPEAR BELOW WITH THE FOLLOWING INFORMATION:]

NORTHSTAR EMERGING MARKETS VALUE -- CLASS A

               AVERAGE ANNUAL TOTAL RETURN
               SINCE INCEPTION     (26.76%)


              Class A     EAFE
              -------    ------
                (in thousands)
01/01/98       9.525     9.525
06/30/98       7.743    10.963
10/31/98       7.324    10.330


NORTHSTAR EMERGING MARKETS VALUE -- CLASS B

               AVERAGE ANNUAL TOTAL RETURN
               SINCE INCEPTION     (27.32%)


              Class B     EAFE
              -------    ------
                (in thousands)
01/01/98       10       10
06/30/98        8.100   11.510
10/31/98        7.650   10.846


NORTHSTAR EMERGING MARKETS VALUE -- CLASS C

               AVERAGE ANNUAL TOTAL RETURN
               SINCE INCEPTION     (24.46%)


              Class C     EAFE
              -------    ------
                (in thousands)
01/01/98       10       10
06/30/98        8.090   11.510
10/31/98        7.630   10.846

   NORTHSTAR EMERGING MARKETS VALUE FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------



Country                                   Value    % of Net Assets
-------------------------------   -------------   ----------------
Argentina                          $  447,179       4.61%
Brazil                              1,661,599      17.13
Chile                                 299,837       3.09
China                                 632,616       6.52
Colombia                              127,938       1.32
Czech Republic                        186,840       1.92
Hong Kong                             776,482       8.00
India                                 753,755       7.77
Indonesia                               7,366       0.08
Israel                                144,766       1.49
Korea                                 431,681       4.45
Malaysia                              390,900       4.03
Mexico                                412,127       4.25
Philippines                         1,276,675      13.16
Poland                                 45,200       0.47
Singapore                             156,510       1.61
South Africa                          824,631       8.50
Thailand                                4,429       0.04
United States                         429,000       4.42
USSR                                  344,419       3.55
Venezuela                             193,750       2.00
Other assets less liabilities         154,208       1.59
                                   ----------     ------
NET ASSETS                         $9,701,908     100.00%
                                   ==========     ======

See accompanying notes to financial statements.

   NORTHSTAR EMERGING MARKETS VALUE FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]







Security                                                                 Shares         Value
---------------------------------------------------------------   -------------   -----------
COMMON STOCKS -- 78.31%
AUTOMOBILES -- 1.62%
Toyota South Africa Ltd. (South Africa)                                59,500      $157,320
                                                                                   --------
BANKING -- 4.92%
Banco Santiago SA ** (Chile)                                           10,300       140,338
Bank Handlowy w Warszawie ## (Poland)                                   4,000        45,200
Bank Leumi Le-Israel (Israel)                                          15,800        20,122
Kwong On Bank Ltd. (Hong Kong)                                        281,000       259,412
PT Bank Pan Indonesia TBK (Indonesia)                                 279,900         7,366
Thai Farmers Bank Public Co. Ltd. (Thailand)                            3,500         4,429
                                                                                   --------
                                                                                    476,867
                                                                                   --------
BEVERAGES/TOBACCO -- 1.98%
Massalin Particulares SA (Argentina)                                   32,900       192,529
                                                                                   --------
BUILDING MATERIALS & COMPONENTS -- 3.35%
Southeast Asia Cement Holdings, Inc. @(Philippines)                19,276,000       324,850
                                                                                   --------
CHEMICALS -- 6.48%
Beijing Yanhua Petrochemical Co. Ltd. (China)                       2,200,000       190,316
Indian Petrochemicals Corp. Ltd. ## (India)                            56,500       218,938
Shanghai Petrochemical Co. Ltd. ** (China)                             21,800       219,362
                                                                                   --------
                                                                                    628,616
                                                                                   --------
ELECTRICAL & ELECTRONICS -- 3.23%
Solid Group, Inc. (Philippines)                                    14,708,100       313,481
                                                                                   --------
ENERGY -- 7.71%
LUKoil Holding ** (Russia)                                              7,400       120,250
Petron Corp. (Philippines)                                            100,400        11,446
RAO Gazprom ** (Russia)                                                20,360       189,857
Sasol Ltd. (South Africa)                                              28,000       137,311
Sasol Ltd. ** (South Africa)                                            7,000        35,000
YPF Sociedad Anonima ** (Argentina)                                     8,800       254,650
                                                                                   --------
                                                                                    748,514
                                                                                   --------
FINANCIAL SERVICES -- 2.23%
Grupo Financiero Inbursa SA de CV ** (Mexico)                          15,500       137,502
Industrial Credit & Investment Corp. of India Ltd. ## (India)          16,570        79,017
                                                                                   --------
                                                                                    216,519
                                                                                   --------
FOOD & HOUSEHOLD PRODUCTS -- 2.02%
RFM Corp. (Philippines)                                             1,551,900       196,151
                                                                                   --------
INSURANCE -- 2.32%
Pacific and Orient Berhad (Malaysia)                                  347,000       224,637
                                                                                   --------
LEISURE & TOURISM -- 2.89%
Resorts World Berhad (Malaysia)                                       195,000       166,263
Shangri-La Asia Ltd. (Hong Kong)                                      128,000       114,035
                                                                                   --------
                                                                                    280,298
                                                                                   --------
MACHINERY & ENGINEERING -- 1.51%
Larsen & Toubro Ltd. ## (India)                                        21,000       147,000
                                                                                   --------
MATERIALS & COMMODITIES -- 2.57%
De Beers Centenary AG (South Africa)                                   17,900       249,433
                                                                                   --------

   NORTHSTAR EMERGING MARKETS VALUE FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                                                  Shares          Value
-----------------------------------------------------------------   ------------   ------------
MERCHANDISING -- 2.63%
Dairy Farm International Holdings Ltd. (Singapore)                      61,000      $   75,030
Dickson Concepts International Ltd. (Hong Kong)                        185,900         180,019
                                                                                    ----------
                                                                                       255,049
                                                                                    ----------
METALS -- STEEL -- 4.09%
Iscor Ltd. (South Africa)                                              968,000         245,567
Pohang Iron & Steel Co. Ltd. ** (South Korea)                            8,400         151,200
                                                                                    ----------
                                                                                       396,767
                                                                                    ----------
MULTI-INDUSTRY -- 9.79%
First Pacific Co. Ltd. @(Hong Kong)                                    470,000         223,015
Indian Rayon and Industries Ltd. ## (India)                             64,000         150,400
Jardine Matheson Holdings Ltd. (Singapore)                              28,600          80,080
Jardine Matheson Holdings Ltd. ** (Singapore)                              500           1,400
JG Summit Holding, Inc. (Philippines)                                5,442,000         210,397
Koors Industries Ltd. ** (Israel)                                        7,700         124,644
Quinenco SA ** (Chile)                                                  22,000         159,500
                                                                                    ----------
                                                                                       949,436
                                                                                    ----------
TELECOMMUNICATIONS -- 9.84%
Compania Anonima Nacional Telefonos de Venezuela ** (Venezuela)         12,500         193,750
Philippine Long Distance Telephone Co. ** (Philippines)                  9,040         220,350
Rostelecom ** (Russia)                                                   9,000          34,313
SK Telecom Co. Ltd. ** (South Korea)                                    22,500         232,031
Telefonos de Mexico SA ** (Mexico)                                       5,200         274,625
                                                                                    ----------
                                                                                       955,069
                                                                                    ----------
TEXTILE/APPAREL -- 1.63%
Bombay Dyeing and Manufacturing Co. Ltd. ## (India)                    144,000         158,400
                                                                                    ----------
UTILITIES -- ELECTRICAL & GAS -- 7.50%
Centrais Eletricas Brasileiras SA ** (Brazil)                           27,300         261,056
Centrais Geradoras do Sul do Brasil SA **@(Brazil)                       1,490           7,619
Ceske Energeticke Zavody (Czech Republic)                                8,200         186,840
Korea Electric Power Corp. ** (South Korea)                              3,800          48,450
Shandong Huaneng Power Co. Ltd. ** (China)                              43,500         222,938
                                                                                    ----------
                                                                                       726,903
                                                                                    ----------
TOTAL COMMON STOCKS
(cost $9,044,060)                                                                    7,597,839
                                                                                    ----------
PREFERRED STOCKS -- 15.68%
BANKING -- 3.68%
Banco Ganadero SA ** (Colombia), $0.2220                                17,800         127,937
Uniao de Bancos Brasileiros SA ## (Brazil), $0.7141                     13,100         229,250
                                                                                    ----------
                                                                                       357,187
                                                                                    ----------
BEVERAGES/TOBACCO -- 2.05%
Companhia Cervejaria Brahma ** (Brazil), $0.1308                        20,700         199,238
                                                                                    ----------
CHEMICALS -- 1.40%
Copene-Petroquimica do Nordeste SA ** (Brazil), $0.4335                 23,400         135,844
                                                                                    ----------
ENERGY -- 1.69%
Petroleo Brasileiro SA ** (Brazil), $0.5391                             13,000         163,471
                                                                                    ----------

   NORTHSTAR EMERGING MARKETS VALUE FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                                                        Shares/Principal Amount           Value
---------------------------------------------------------------------------   -------------------------   -------------
FOREST & PAPER PRODUCTS -- 1.56%
Aracruz Celulose SA ** (Brazil), $0.2061                                                       18,000     $  150,750
                                                                                                          ----------
METALS -- STEEL -- 1.18%
Usinas Siderurgicas de Minas Gerais SA ** (Brazil), $0.3323                                    36,300        114,418
                                                                                                          ----------
TELECOMMUNICATIONS -- 2.27%
Telecomunicacoes Brasileiras SA ** (Brazil), $1.9760                                            2,900        220,219
                                                                                                          ----------
UTILITIES -- ELECTRICAL & GAS -- 1.85%
Centrais Eletricas de Santa Catarina SA ** (Brazil), $1.1400                                    3,200        179,734
                                                                                                          ----------
TOTAL PREFERRED STOCKS
(cost $2,259,964)                                                                                          1,520,861
                                                                                                          ----------
TOTAL INVESTMENT SECURITIES -- 93.99%
(cost $11,304,024)                                                                                         9,118,700
REPURCHASE AGREEMENT -- 4.42%
Agreement with State Street Bank and Trust bearing interest at 5.25% dated
10/30/98, to be repurchased 11/02/98 in the amount of $429,188 and collateralized by $375,000 U.S. Treasury Bonds, 7.00% due 7/15/06, value
$441,226
(cost $429,000)                                                                              $429,000        429,000
OTHER ASSETS LESS LIABILITIES -- 1.59%                                                                       154,208
                                                                                                          ----------
NET ASSETS -- 100.00%                                                                                     $9,701,908
                                                                                                          ==========

**  American Depositary Receipts.
##  Global Depositary Receipts.
@   Non-income producing security.



See accompanying notes to financial statements.

     NORTHSTAR
     INCOME AND GROWTH FUND
---------------------------------------------------------------------------
                                     [PHOTOGRAPH OF MARY LISANTI APPEARS HERE]


                                                                MARY LISANTI

THE MARKETS
   o For the six months ended October 31, 1998 the Dow Industrials fell 4.8% and the S&P 500 declined 1.2%. The markets experienced their most volatile period since 1994, as the default of Russia in late August and Long Term Capital's problems roiled both the equity and bond markets.
   o The favorable factors affecting equity prices during the first half of 1998 continued briefly until July 20th, when the Dow peaked at 9,368 and the S&P 500 at 1,190. As the scope and severity of the structural problems in Japan and lesser developed countries continued to escalate, the negative impact on the global economy, U.S. financial institutions, and multinational corporations became increasingly visible. In this environment, concerns over the sustainability of corporate profits grew, which led to a 21% decline in the S&P 500 from its peak in July to the trough in September.
   o Yields on 10- and 30-year Treasuries declined to 4.42% and 4.98%, respectively, down 122 basis points and 97 basis points, respectively as investors sought the safety of U.S. government bonds. Investment grade corporate yields also declined, but less than Treasuries as spreads widened significantly in the wake of Long Term Capital's problems.

THE FUND
   o The Fund's one year total return was 1.12%, 0.44%, and 0.51% for Class A, B, and C shares compared to the average of Lipper balanced funds which increased 10.8%. This underperformance was due in part to the Fund's overweight in REITs. While the REITs held in the Fund were of large, well-capitalized companies with good growth prospects, investor psychology soured on the sector in general as development picked up and acquisition prices rose. The Fund was also hurt by its position in oil service stocks and large, industrial multinationals.

   o A significant repositioning of the Fund's equity portion was undertaken in the third quarter with a goal of producing more consistent returns. Concentrations on individual stocks and market sectors were reduced. New purchases of equities were focused on companies with more consistency in their business models and low exposure to emerging markets.

   o We seek to use the volatility of the marketplace to shareholders' advantage by initiating or adding to equity positions during periods of market weakness. New purchases of equities during market correction brought the equity mix up to 63% by the end of September. Additionally, we also sought to take advantage of the widening of the yield curve by reducing our holdings in Treasuries and agencies to fund the increased position in equities.

CURRENT STRATEGY
   o The restructuring of the Fund's equity positions has resulted in a more sector neutral Fund compared to the S&P 500. The Fund's weighting in REIT's, Finance & Banking, and other financial sectors was significantly reduced and more emphasis was placed on stable domestic growth issues. We took advantage of the correction in the fall to increase our weighting in Technology, which was particularly hard hit and thus particularly attractive on a risk/reward basis. Significant positions were added to the Telecommunications and Computer Services sectors; many of these companies have very stable business models but were selling at multiples typically afforded to more cyclical issues in the wake of the correction.
   o We believe the Fund is very well positioned in the current environment.
     As of October 31, 1998, equity holdings as a group have a yield of 2.1% (about 0.4% higher than the S&P 500) and have an average projected growth rate of 15%, also above that of the S&P 500. However, the Fund's P/E is only 14.6x, which is significantly below that of the S&P 500. The overall "P/E to growth" or "the price of growth", sits at slightly under 1.0 x, versus 1.8 x for the S&P 500.
--------------------------------------------------------------------------------
FUND INFORMATION (ALL DATA ARE AS OF 10/31/98) TOTAL NET ASSETS $144,436,621
--------------------------------------------------------------------------------

           TOP 10 HOLDINGS
           NAME                    % FUND
  1  Federal Home Loan Mtg. Corp.    7.6%
  2  Continental Airlines, Inc.      2.9%
  3  Smith International, Inc.       2.7%
  4  Avon Products, Inc.             2.6%
  5  Merck & Co., Inc.               2.6%
  6  Bristol-Meyers Squibb Co.       2.5%
  7  Penn Power & Light Capital      2.5%
  8  General Electric Co.            2.4%
  9  Compaq Computer Corp.           2.2%
  10 Xerox Corp.                     2.2%
                                     ----
                                    30.2%
                                     ====


           TOP 5 INDUSTRIES
     (by percentage of net assets)
  Federal Agencies           7.6%
  Transportation             2.9%
  Energy                     2.7%
  Consumer Staples           2.6%
  Pharmaceuticals            2.6%


        SEC AVERAGE ANNUAL RATES OF RETURN
       (at maximum applicable sales charge)
-------------------------------------------------------------
            Inception      5 years    1 year
  Class A    8.31%             N/A    (3.67)%
  Class B    7.39%             N/A    (4.26)%
  Class C    8.52%             N/A     (.43)%

  CUMULATIVE TOTAL RETURN
  (do not reflect sales charge)
------------------------------------------------------------
            Inception      5 years    1 year
  Class A   56.29%             N/A     1.12%
  Class B   42.09%             N/A      .44%
  Class C   45.93%             N/A      .51%

   NORTHSTAR
   INCOME AND GROWTH FUND
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR INCOME AND GROWTH FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

  In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended October 31, 1998, with all distributions reinvested in shares. The average annualized total return for Class A shares of 8.31% for the period since the Fund's inception of November 8, 1993 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 7.39% and 8.52% since inception for Class B and Class C shares of February 9, 1994 and March 21, 1994, respectively, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B shares of 5.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.

[THREE LINE CHARTS APPEAR BELOW WITH THE FOLLOWING INFORMATION:]

NORTHSTAR INCOME AND GROWTH FUND -- CLASS A

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR               (3.67%)
               SINCE INCEPTION       8.31%

                         Lehman Brothers  Lipper Balanced
              Class A   Gov't/Corp. Bond     Fund Index    S&P 500
              -------   ----------------  ---------------  -------
                                  (in thousands)
11/08/93      10000.0       10000.0            9525.0      10000.0
10/31/94       9674.0        9939.0            9751.0      10097.0
10/31/95      11237.0       11686.0           10948.0      12431.0
10/31/96      11843.0       13380.0           12591.0      15077.0
10/31/97      12886.0       16069.0           14719.0      19553.0
10/31/98      14211.0       17798.0           14884.0      23487.0


NORTHSTAR INCOME AND GROWTH FUND -- CLASS B

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR               (4.26%)
               SINCE INCEPTION       7.39%


                         Lehman Brothers  Lipper Balanced
              Class B   Gov't/Corp. Bond     Fund Index    S&P 500
              -------   ----------------  ---------------  -------
                                  (in thousands)
02/09/94      10000.0       10000.0           10000.0      10000.0
10/31/94       9275.0        9641.0            9545.0       9536.0
10/31/95      11165.0       11496.0           11921.0      12791.0
10/31/96      12787.0       11830.0           13472.0      15382.0
10/31/97      14148.0       12782.0           15651.0      18993.0
10/31/98      14209.0       14095.0           17335.0      22815.0


NORTHSTAR INCOME AND GROWTH FUND -- CLASS C

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR               (0.43%)
               SINCE INCEPTION       8.52%


                         Lehman Brothers  Lipper Balanced
              Class C   Gov't/Corp. Bond     Fund Index    S&P 500
              -------   ----------------  ---------------  -------
                                  (in thousands)
03/21/94      10000.0       10000.0           10000.0      10000.0
10/31/94       9510.0        9856.0            9736.0       9832.0
10/31/95      11455.0       11752.0           12160.0      13188.0
10/31/96      13117.0       12093.0           13741.0      15860.0
10/31/97      14519.0       13066.0           15964.0      19583.0
10/31/98      14593.0       14408.0           17682.0      23523.0

   NORTHSTAR INCOME AND GROWTH FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------



Industry                                             Value    % of Net Assets
---------------------------------------   ----------------   ----------------
Bank Investment Contracts                  $  14,731,000      10.20%
Basic Material                                 1,978,875       1.37
Capital Goods                                  7,839,783       5.43
Communication Service                          7,858,413       5.44
Consumer Cyclicals                            12,186,620       8.44
Consumer Staples                              17,257,095      11.95
EDP Peripherals                                1,042,875       0.72
EDP Services                                   1,411,425       0.98
Electrical Equipment                             955,798       0.66
Electronic Data Processing                     3,168,825       2.19
Energy                                        10,190,581       7.06
Financial                                     16,410,479      11.36
Food & Beverage                                1,058,400       0.73
Healthcare                                     3,801,250       2.63
Healthcare/Pharmaceutical                        989,959       0.68
Office Equipment/Supplies                      3,754,769       2.60
Package Goods/Cosmetics                        1,256,375       0.87
Pharmaceuticals                                7,360,638       5.10
Real Estate Investment Trust                   4,345,637       3.01
Retailing                                      1,000,000       0.69
Savings & Loan                                   905,500       0.63
Services to Health Industry                      994,725       0.69
Technology                                     8,766,097       6.07
Telecommunications Equipment                   1,099,425       0.76
Transportation                                 4,249,815       2.94
U.S. Government and Agencies                  12,769,504       8.84
Utilities                                     10,258,988       7.10
Liabilities in excess of other assets        (13,206,230)    ( 9.14)
                                           -------------     ------
NET ASSETS                                 $ 144,436,621     100.00%
                                           =============     ======

See accompanying notes to financial statements.

   NORTHSTAR INCOME AND GROWTH FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]







Security                                       Shares          Value
------------------------------------   --------------   ------------
COMMON STOCKS -- 63.49%
BASIC MATERIAL -- 1.37%
Aluminum Co. of America                       8,500     $673,625
E.I. du Pont De Nemours & Co.                22,700      1,305,250
                                                        ----------
                                                         1,978,875
                                                        ----------
CAPITAL GOODS -- 5.43%
Briggs & Stratton Corp.                      11,100        521,700
General Electric Co.                         39,300      3,438,750
Ingersoll Rand Co.                           10,800        545,400
Pitney Bowes, Inc.                           18,100        996,631
U.S. Filter Corp. @                          59,600      1,260,795
Waste Management, Inc.                       24,100      1,076,507
                                                        ----------
                                                         7,839,783
                                                        ----------
COMMUNICATION SERVICE -- 5.44%
Ameritech Corp.                              34,300      1,850,056
AT&T Corp.                                   31,225      1,943,756
Frontier Corp.                               32,800        986,050
GTE Corp.                                    16,400        962,475
MCI Worldcom, Inc. @                         38,300      2,116,075
                                                        ----------
                                                         7,858,412
                                                        ----------
CONSUMER CYCLICALS -- 5.08%
Dana Corp.                                   23,700        990,956
Danaher Corp.                                25,000        998,438
Dayton Hudson Corp.                          24,300      1,029,713
Linens N Things, Inc. @                      33,600      1,039,500
Lowes Cos., Inc.                             25,500        859,031
Magna International, Inc. @@                 30,600      1,899,112
Sunrise Assisted Living, Inc. @              12,000        516,750
                                                        ----------
                                                         7,333,500
                                                        ----------
CONSUMER STAPLES -- 9.37%
CBS Corp.                                    33,200        950,891
Comcast Corp.                                20,100        992,437
ConAgra, Inc.                                32,100        977,044
Cox Communications, Inc. @                   18,000        987,750
Kimberly-Clark Corp.                         57,455      2,772,204
Manpower, Inc.                               39,600        952,289
Newell Co.                                   20,400        897,600
Philip Morris Cos., Inc.                     54,540      2,788,357
Procter & Gamble Co.                         13,600      1,208,700
Sara Lee Corp.                               16,900      1,008,719
                                                        ----------
                                                        13,535,991
                                                        ----------
EDP PERIPHERALS -- 0.72%
EMC Corp.                                    16,200      1,042,875
                                                        ----------
EDP SERVICES -- 0.98%
Ceridian Corp.                               24,600      1,411,425
                                                        ----------
ELECTRICAL EQUIPMENT -- 0.66%
AMP, Inc.                                    23,200        955,798
                                                        ----------
ELECTRONIC DATA PROCESSING -- 2.19%
Compaq Computer Corp.                       100,200      3,168,825
                                                        ----------

   NORTHSTAR INCOME AND GROWTH FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                    Shares          Value
--------------------------------------   ---------   ------------
ENERGY -- 4.39%
Atlantic Richfield Co.                    13,800     $950,475
Burlington Resources, Inc.                24,400     1,004,975
Halliburton Co.                           55,500     1,994,532
Mobil Corp.                               25,500     1,930,031
R & B Falcon Corp. @                      34,000       461,125
                                                     ---------
                                                     6,341,138
                                                     ---------
FINANCIAL -- 5.66%
Associates First Capital Corp.            23,400     1,649,700
Chase Manhattan Corp.                     30,000     1,693,355
Mellon Bank Corp.                         31,800     1,911,975
Nationwide Financial Services, Inc.       27,000     1,120,500
North Fork Bancorp, Inc.                  45,000       894,375
Regions Financial Corp.                   24,600       908,662
                                                     ---------
                                                     8,178,567
                                                     ---------
FOOD & BEVERAGE -- 0.73%
General Mills, Inc.                       14,400     1,058,400
                                                     ---------
HEALTHCARE -- 1.30%
Abbott Laboratories                       21,100       990,381
Tenet Healthcare Corp. @                  31,700       885,619
                                                     ---------
                                                     1,876,000
                                                     ---------
HEALTHCARE/PHARMACEUTICAL -- 0.68%
Baxter International, Inc.                16,500       989,959
                                                     ---------
OFFICE EQUIPMENT/SUPPLIES -- 2.60%
Lexmark International Group, Inc. @        7,700       538,519
Xerox Corp.                               33,200     3,216,250
                                                     ---------
                                                     3,754,769
                                                     ---------
PACKAGE GOODS/COSMETICS -- 0.87%
The Clorox Co.                            11,500     1,256,375
                                                     ---------
PHARMACEUTICALS -- 5.10%
Bristol-Myers Squibb Co.                  32,200     3,560,112
Merck & Co., Inc.                         28,100     3,800,525
                                                     ---------
                                                     7,360,637
                                                     ---------
REAL ESTATE INVESTMENT TRUST -- 3.01%
Developers Diversified Realty Corp.      100,000     1,887,500
Highwoods Properties, Inc.                44,500     1,243,219
Liberty Property Trust                    52,800     1,214,918
                                                     ---------
                                                     4,345,637
                                                     ---------
RETAILING -- 0.69%
Office Depot, Inc. @                      40,000     1,000,000
                                                     ---------
SAVINGS & LOAN -- 0.63%
Sovereign Bancorp, Inc.                   68,000       905,500
                                                     ---------
SERVICES TO HEALTH INDUSTRY -- 0.69%
Shared Medical Systems Corp.              20,200       994,725
                                                     ---------

   NORTHSTAR INCOME AND GROWTH FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                       Shares/Principal Amount          Value
----------------------------------------   ---------------------------   ------------
TECHNOLOGY -- 2.53%
Equifax, Inc.                                                 23,500      $909,156
Intel Corp.                                                   10,600        945,388
Sun Microsystems, Inc.                                        16,000        932,000
Texas Instruments, Inc.                                       13,500        863,156
                                                                         ----------
                                                                          3,649,700
                                                                         ----------
TELECOMMUNICATIONS EQUIPMENT -- 0.76%
General Instrument Corp.                                      42,800      1,099,425
                                                                         ----------
UTILITIES -- 2.61%
El Paso Energy Corp.                                          59,400      2,104,988
Enron Corp.                                                   18,300        965,325
Texas Utilities Co.                                           16,000        700,000
                                                                         ----------
                                                                          3,770,313
                                                                         ----------
TOTAL COMMON STOCKS
(cost $76,356,630)                                                       91,706,629
                                                                         ----------
DOMESTIC CORPORATE BONDS -- 26.61%
CONSUMER CYCLICALS -- 3.36%
A.H. Belo Corp.
7.125%, Sr. Notes, 6/01/07                                $2,600,000      2,674,880
J.C. Penney Co., Inc.
7.60%, Notes, 4/01/07                                      2,000,000      2,178,240
                                                                         ----------
                                                                          4,853,120
                                                                         ----------
CONSUMER STAPLES -- 2.58%
Avon Products, Inc.
6.55%, Notes, 8/01/07                                      3,600,000      3,721,104
                                                                         ----------
ENERGY -- 2.67%
Smith International, Inc.
7.00%, Sr. Notes, 9/15/07                                  3,600,000      3,849,444
                                                                         ----------
FINANCIAL -- 5.70%
First Union Corp.
7.50%, Subordinated Notes, 7/15/06                         2,600,000      2,854,722
Fleet Financial Group, Inc.
7.19%, Subordinated Notes, 10/02/12                        2,600,000      2,725,060
General Motors Acceptance Corp.
6.125%, Notes, 1/22/08                                     2,600,000      2,652,130
                                                                         ----------
                                                                          8,231,912
                                                                         ----------
HEALTHCARE -- 1.33%
American Home Products Corp.
7.90%, Notes, 2/15/05                                      1,700,000      1,925,250
                                                                         ----------
TECHNOLOGY -- 3.54%
International Business Machines Corp.
6.45%, Notes, 8/01/07                                      2,600,000      2,788,344
Raytheon Co.
6.45%, Notes, 8/15/02                                      2,250,000      2,328,053
                                                                         ----------
                                                                          5,116,397
                                                                         ----------
TRANSPORTATION -- 2.94%
Continental Airlines, Inc.
7.82%, Pass-Thru Certificates, 4/15/15                     3,700,221      4,249,815
                                                                         ----------

   NORTHSTAR INCOME AND GROWTH FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                                                  Principal Amount              Value
---------------------------------------------------------------------   ------------------   ----------------
UTILITIES -- 4.49%
IES Utilities, Inc.
6.625%, Sr. Debentures, 8/01/09                                               $2,700,000      $   2,833,596
Penn Power & Light Capital Funding, Inc.
6.79%, Company Guarantee, 11/22/04                                             3,600,000          3,655,080
                                                                                             --------------
                                                                                                  6,488,676
                                                                                             --------------
TOTAL DOMESTIC CORPORATE BONDS
(cost $36,444,344)                                                                               38,435,718
                                                                                             --------------
U.S. GOVERNMENT AND AGENCIES -- 8.84%
Federal Home Loan Mortgage Corp.
5.125%, 10/15/08                                                              11,000,000         10,919,920
                                                                                             --------------
U.S. Treasury Notes
6.50%, 10/15/06                                                                1,650,000          1,849,584
                                                                                             --------------
TOTAL U.S. GOVERNMENT AND AGENCIES
(cost $12,596,615)                                                                               12,769,504
                                                                                             --------------
TOTAL INVESTMENT SECURITIES -- 98.94%
(cost $125,397,589)                                                                             142,911,851
REPURCHASE AGREEMENT -- 10.20%
Agreement with State Street Bank and Trust bearing interest at 5.25%
dated 10/30/98, to be repurchased 11/02/98 in the amount of
$14,737,445 and collateralized by $14,345,000 U.S. Treasury Bonds,
5.625% due 4/30/00, value $15,026,431
(cost $14,731,000)                                                            14,731,000         14,731,000
LIABILITIES IN EXCESS OF OTHER ASSETS -- (9.14%)                                                (13,206,230)
                                                                                             --------------
NET ASSETS -- 100.00%                                                                         $ 144,436,621
                                                                                             ==============

@   Non-income producing security.
@@  Foreign security.

See accompanying notes to financial statements.

     NORTHSTAR
     HIGH TOTAL RETURN FUND II
----------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]




                                    [PHOTOGRAGH OF THOMAS OLE DIAL APPEARS HERE]

                                                 THOMAS OLE DIAL

                                  [PHOTOGRAGH OF JEFFREY AURIGEMMA APPEARS HERE]


                                                 JEFFREY AURIGEMMA

THE MARKETS
   o Economic and financial crises in emerging markets were pronounced in the 1st and 4th fiscal quarters of the Fund's fiscal year ended October 31, 1998. Nonetheless, the U.S. economy grew about 3.5% during those 12 months. Commodity deflation and cheap imports caused inflation in the U.S. to drop from 2.1% to 1.5%. Low inflation, slower growth, budget surpluses and a major flight to quality pushed U.S. Treasury bond yields down to levels not seen since the 1960s. In the 1998 fiscal year, yields of 10- and 30-year Treasury bonds dropped steadily. Their yields on October 31, 1998 were 4.6% and 5.2%, respectively, down 1.2% and 1%, respectively. Increased fears of global turmoil and downward revisions of corporate earnings estimates hurt the total returns of high yield bonds, caused small cap stock prices to decline, and progressively made cash and the highest quality bonds the strong preference of most investors worldwide.
   o High yield bond returns in the 12 months ended October 31, 1998 were (0.5%) compared to 9.3% for all domestic bonds. As economic and financial problems spread, investors fled from "high-risk" securities to the safety of U.S. Treasuries. In general, the lower the credit rating and the longer the maturity, the worse bonds performed. In fact, not only did their spreads widen, but the yields of high yield bonds actually increased during those 12 months.
   o Emerging market bonds fell 11.8% from October 31, 1997 to October 31, 1998. Recession in Japan, riots in Indonesia, Russia's economic collapse and cash outflows from Brazil caused a loss of confidence that crushed such bonds' prices.


THE FUND
   o From October 31, 1997 through October 31, 1998, the total return of the Fund's Class A, B, and C shares were (4.2%), (4.9%), and (4.9%), respectively; the Lipper average for high yield funds was (3.4%). Despite lower asset values and some redemptions, new sales helped the Fund's assets grow over 350%, from $58MM to $263MM.
   o Despite a strong first nine months of fiscal 1998, the Fund's exposure to lower-rated bonds, Telecom, Shipping and emerging market bonds later combined to push the Fund's performance slightly below average.
   o Given the severe declines in the values of small cap equity securities in fiscal 1998, the Fund's limited holdings of stocks or equity rights attached to bonds ("equity kickers") protected its returns from being lower.


CURRENT STRATEGY
   o Continue above-average exposure in non-cyclical industries. Focus on investments in undervalued bonds that have high yields and above-average potential for capital appreciation. Avoid purchases of emerging market bonds and bonds with equity kickers until there is a substantial improvement in the investment environment.
   o Until the factors causing high market volatility and a flight to quality further subside, we will continue to be highly selective about the credit risks the Fund takes and the Fund will continue to hold high cash balances.
--------------------------------------------------------------------------------
FUND INFORMATION (ALL DATA ARE AS OF 10/31/98) TOTAL NET ASSETS $263,485,712
--------------------------------------------------------------------------------

       TOP 10 HOLDINGS
       NAME                 % FUND
 1 Intracel Corp.             2.6%
 2 HMH Properties, Inc.       2.2%
 3 Packaged Ice, Inc.         1.8%
 4 Health Insurance Plan of
                              1.6%
   Greater NY
 5 Virgin Cinemas             1.6%
 6 Forcenergy, Inc.           1.5%
 7 Romacorp, Inc.             1.5%
 8 Worldport International,   1.5%
   Inc.
 9 Intermedia                 1.4%
   Communications, Inc.
10 Conproca SA                1.3%
                              ----
                             17.0%
                              ====


            TOP 5 INDUSTRIES
     (by percentage of net assets)
  Telecommunications    15.9%
  Healthcare             7.3%
  Hotel & Gaming         6.8%
  Oil & Gas              6.3%
  Cable Television       6.0%


        SEC AVERAGE ANNUAL RATES OF RETURN
       (at maximum applicable sales charge)
-------------------------------------------------------------------
            Inception      5 years    1 year
  Class A    3.43%             N/A    (8.73)%
  Class B    3.61%             N/A    (9.26)%
  Class C    5.73%             N/A    (5.77)%

  CUMULATIVE TOTAL RETURN
  (do not reflect sales charge)
--------------------------------------------------------------------
            Inception      5 years    1 year
  Class A   11.39%             N/A    (4.23)%
  Class B   10.23%             N/A    (4.90)%
  Class C   10.24%             N/A    (4.90)%

   NORTHSTAR
   HIGH TOTAL RETURN FUND II
--------------------------------------------------------------------------------


        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR HIGH TOTAL RETURN FUND II AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

  In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended October 31, 1998, with all distributions reinvested in shares. The average annualized total return for Class A shares of 3.43% for the period since the Fund's inception of January 31, 1997 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 3.61% and 5.73% since inception for Class B and Class C shares of January 31, 1997, respectively, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B shares of 5.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.


[THREE LINE CHARTS APPEAR BELOW WITH THE FOLLOWING INFORMATION:]

NORTHSTAR HIGH TOTAL RETURN FUND II -- CLASS A

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR               (8.73%)
               SINCE INCEPTION       3.43%

                         Lehman Brothers  Lehman Brothers
              Class A   Gov't/Corp. Bond     High Yield
              -------   ----------------  ---------------
                             (in thousands)
01/31/97       9.525          10                10
10/31/97      11.078          10.804            11.072
10/31/98      10.609          11.914            11.017


NORTHSTAR HIGH TOTAL RETURN FUND II -- CLASS B

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR               (9.26%)
               SINCE INCEPTION       3.61%


                         Lehman Brothers  Lehman Brothers
              Class B   Gov't/Corp. Bond     High Yield
              -------   ----------------  ---------------
                             (in thousands)
01/31/97      10              10                10
10/31/97      11.591          10.804            11.072
10/31/98      11.023          11.914            11.017


NORTHSTAR HIGH TOTAL RETURN FUND II -- CLASS C

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR               (5.77%)
               SINCE INCEPTION       5.73%


                         Lehman Brothers  Lehman Brothers
              Class C   Gov't/Corp. Bond     High Yield
              -------   ----------------  ---------------
                             (in thousands)
01/31/97      10              10                10
10/31/97      11.591          10.804            11.072
10/31/98      11.023          11.914            11.017

   NORTHSTAR HIGH TOTAL RETURN FUND II
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]







Security                                                     Principal Amount/Units           Value
--------------------------------------------------------   ------------------------   -------------
DOMESTIC BONDS & NOTES -- 64.07%
AEROSPACE & DEFENSE -- 1.26%
Aviation Sales Co.
8.125%, Sr. Subordinated Notes, 2/15/08                           $2,000,000           $ 1,830,000
Compass Aerospace Corp. #
10.125%, Sr. Subordinated Notes, 4/15/05                           1,500,000             1,477,500
Willcox & Gibbs, Inc.
12.25%, Company Guarantee, 12/15/03                                    4,000                 2,740
                                                                                       -----------
                                                                                         3,310,240
                                                                                       -----------
AUTOMOTIVE MANUFACTURING -- 0.69%
Prestolite Electric, Inc.
9.625%, Guaranteed Sr. Notes, 2/01/08                              2,000,000             1,810,000
                                                                                       -----------
BROADCASTING -- 1.92%
Brill Media Co. LLC $
0/7.50%, Sr. Subordinated Appreciation Notes, 12/15/07                85,714                 3,000
Brill Media Co. LLC $
0/7.50%, Sr. Notes, 12/15/07                                       3,000,000             2,595,000
Unisite, Inc. ++
13.00%, Notes, 12/15/04                                            2,197,415             2,452,315
                                                                                       -----------
                                                                                         5,050,315
                                                                                       -----------
BUILDING MATERIALS -- 0.46%
Nortek, Inc. #
8.875%, Sr. Notes, 8/01/08                                         1,250,000             1,218,750
                                                                                       -----------
CABLE TELEVISION -- 4.53%
Century Communications Corp.
0%, Sr. Discount Notes, 1/15/08                                    1,800,000               873,000
Coaxial Communications, Inc. #
10.00%, Company Guarantee, 8/15/06                                 3,000,000             3,000,000
Diva Systems Corp. # $(1)
0/12.625%, Units, 3/01/08                                              7,000             2,275,000
EchoStar Communications Corp. $
0/12.875%, Sr. Discount Notes, 6/01/04                             1,000,000               977,500
EchoStar Communications Corp. $
0/13.125%, Sr. Secured Discount Notes, 3/15/04                     1,007,000               881,125
Heartland Wireless Communications, Inc. *
14.00%, Sr. Notes, 10/15/04                                            4,000                   920
Medicom LLC
8.50%, Sr. Notes, 4/15/08                                          2,500,000             2,475,000
TVN Entertainment Corp. (2)
14.00%, Units, 8/01/08                                                 1,500             1,380,000
Wireless One, Inc.
13.00%, Sr. Notes, 10/15/03                                          500,000                67,500
                                                                                       -----------
                                                                                        11,930,045
                                                                                       -----------
CAPITAL GOODS MANUFACTURING -- 1.39%
Indesco International, Inc.
9.75%, Sr. Subordinated Notes, 4/15/08                             2,000,000             1,820,000
Moll Industries, Inc. #
10.50%, Sr. Subordinated Notes, 7/01/08                            2,000,000             1,850,000
                                                                                       -----------
                                                                                         3,670,000
                                                                                       -----------

   NORTHSTAR HIGH TOTAL RETURN FUND II
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                                  Principal Amount           Value
---------------------------------------------------   --------------------   -------------
CHEMICALS -- 1.76%
American Eco Corp.
9.625%, Company Guarantee, 5/15/08                            $2,200,000     $1,441,000
American Pacific Corp.
9.25%, Sr. Notes, 3/01/05                                      3,000,000      2,925,000
Hydrochem Industrial Services, Inc.
10.375%, Company Guarantee, 8/01/07                              300,000        265,500
                                                                             ----------
                                                                              4,631,500
                                                                             ----------
COMPUTER/ELECTRONICS -- 1.42%
Cooperative Computing, Inc. #
9.00%, Sr. Subordinated Notes, 2/01/08                         3,000,000      2,475,000
Details, Inc.
10.00%, Sr. Subordinated Notes, 11/15/05                       1,000,000        925,000
Electronic Retailing Systems International, Inc. $
0/13.25%, Sr. Discount Notes, 2/01/04                          1,000,000        355,000
                                                                             ----------
                                                                              3,755,000
                                                                             ----------
CONSUMER PRODUCTS -- 4.59%
Amscan Holdings, Inc.
9.875%, Sr. Subordinated Notes, 12/15/07                       2,000,000      1,650,000
Decora Industries, Inc.
11.00%, Sr. Secured Notes, 5/01/05                             2,000,000      1,730,000
Jackson Products, Inc.
9.50%, Company Guarantee, 4/15/05                              3,000,000      2,865,000
Packaged Ice, Inc.
9.75%, Sr. Notes, 2/01/05                                      5,000,000      4,675,000
Syratech Corp.
11.00%, Sr. Notes, 4/15/07                                     1,500,000      1,177,500
                                                                             ----------
                                                                             12,097,500
                                                                             ----------
ENERGY -- 0.73%
Michael Petroleum Corp.
11.50%, Sr. Notes, 4/01/05                                     2,500,000      1,912,500
                                                                             ----------
ENTERTAINMENT/FILM -- 0.53%
Production Resource Group LLC
11.50%, Sr. Subordinated Notes, 1/15/08                        1,500,000      1,402,500
                                                                             ----------
FOOD/BEVERAGE/TOBACCO -- 1.35%
Favorite Brands International, Inc.
10.25%, Sr. Notes, 7/20/07                                     2,000,000        810,000
North Atlantic Trading, Inc.
11.00%, Company Guarantee, 6/15/04                             1,600,000      1,512,000
Standard Commercial Corp.
8.875%, Company Guarantee, 8/01/05                               350,000        336,000
Tom's Foods, Inc.
10.50%, Sr. Secured Notes, 11/01/04                            1,000,000        905,000
                                                                             ----------
                                                                              3,563,000
                                                                             ----------

   NORTHSTAR HIGH TOTAL RETURN FUND II
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                       Principal Amount/Units           Value
------------------------------------------   ------------------------   -------------
HEALTHCARE -- 6.83%
Health Insurance Plan of Greater New York
11.25%, Notes, 7/01/10                                   $4,000,000     $4,230,000
Intracel Corp. ++
12.00%, Escrow Notes, 8/25/03                             1,317,073      1,188,658
Intracel Corp. ++
12.00%, Notes, 8/25/03                                    7,682,927      6,933,842
Mediq, Inc. # $ (3)
0/13.00%, Units, 6/01/09                                      7,000      3,395,000
Packard Bioscience, Inc.
9.375%, Sr. Subordinated Notes, 3/01/07                   2,500,000      2,262,500
                                                                        ----------
                                                                        18,010,000
                                                                        ----------
HOMEBUILDERS/HOME CONSTRUCTION -- 1.27%
Engle Homes, Inc.
9.25%, Sr. Notes, 2/01/08                                 3,500,000      3,351,250
                                                                        ----------
HOTEL & GAMING -- 6.83%
Aladdin Gaming Corp. (4)
13.50%, Units, 3/01/10                                        3,000        915,000
Ameristar Casinos, Inc.
8.00%, Sr. Secured Notes, 1/02/04                         2,000,000      1,810,000
Ameristar Casinos, Inc.
10.50%, Company Guarantee, 8/01/04                          750,000        671,250
Hard Rock Hotel, Inc.
9.25%, Sr. Subordinated Notes, 4/01/05                    2,000,000      1,950,000
HMH Properties, Inc.
7.875%, Sr. Secured Notes, 8/01/08                        6,000,000      5,820,000
Lady Luck Gaming Finance Corp.
11.875%, 1st Mortgage Notes, 3/01/01                      2,500,000      2,487,500
Venetian Casino Resort LLC
12.25%, Company Guarantee, 11/15/04                       3,000,000      2,670,000
Venetian Casino Resort LLC.
10.00%, Sr. Subordinated Notes, 11/15/05                  2,000,000      1,670,000
                                                                        ----------
                                                                        17,993,750
                                                                        ----------
INSURANCE -- 0.52%
Superior National Insurance Group, Inc.
10.75%, Company Guarantee, 12/01/17                          15,000      1,365,000
                                                                        ----------
LEISURE -- 1.33%
Globix Corp.
13.00%, Sr. Notes, 5/01/05                                3,000,000      2,347,500
Silverleaf Resorts, Inc.
10.50%, Company Guarantee, 4/01/08                          500,000        402,500
Source Media, Inc.
12.00%, Sr. Notes, 11/01/04                               1,000,000        755,000
                                                                        ----------
                                                                         3,505,000
                                                                        ----------
METALS & MINING -- 1.00%
Doe Run Resources Corp. #
11.25%, Company Guarantee, 3/15/05                        2,000,000      1,790,000
Murrin Murrin Holdings Property Ltd.
9.375%, Sr. Notes, 8/31/07                                1,000,000        855,000
                                                                        ----------
                                                                         2,645,000
                                                                        ----------

   NORTHSTAR HIGH TOTAL RETURN FUND II
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                            Principal Amount/Units           Value
-----------------------------------------------   ------------------------   -------------
OIL & GAS -- 3.60%
Forcenergy, Inc.
8.50%, Sr. Subordinated Notes, 2/15/07                        $5,250,000     $3,858,750
Forman Petroleum Corp.
13.50%, Company Guarantee, 6/01/04                             2,000,000      1,510,000
Transamerican Energy Corp.
11.50%, Sr. Secured Notes, 6/15/02                             2,000,000        710,000
Transamerican Energy Corp. $
0/13.00%, Sr. Secured Discount Notes, 6/15/02                  1,500,000        487,500
Windsor Petroleum Transport Corp. #
7.84%, Notes, 1/15/21                                          4,000,000      2,920,000
                                                                             ----------
                                                                              9,486,250
                                                                             ----------
PACKAGING -- 0.70%
Graham Packaging Holdings Co. $
0/10.75%, Sr. Discount Notes, 1/15/09                          3,000,000      1,845,000
                                                                             ----------
RESTAURANTS -- 1.48%
Romacorp, Inc. #
12.00%, Sr. Notes, 7/01/06                                     4,000,000      3,890,000
                                                                             ----------
SERVICES -- 5.04%
Comforce Corp. & (5)
15.00%, Units, 12/01/09                                            2,692      2,786,220
Corporate Express Holdings, Inc. #
9.625%, Sr. Subordinated Notes, 6/01/08                        3,000,000      2,850,000
Mentus Media Corp. &
12.00%, Sr. Secured Notes, 2/01/03                             1,581,000      1,573,095
NBC Acquisition Corp.
10.75%, Sr. Discount Debentures, 2/15/09                       3,000,000      1,515,000
Sabreliner Corp. #
11.00%, Sr. Notes, 6/15/08                                     3,000,000      2,595,000
U.S. Office Products Co. #
9.75%, Sr. Subordinated Notes, 6/15/08                         2,500,000      1,975,000
                                                                             ----------
                                                                             13,294,315
                                                                             ----------
SHIPPING -- 0.76%
Simcala, Inc.
9.625%, Sr. Notes, 4/15/06                                     1,500,000      1,050,000
Ultrapetrol Bahamas Ltd.
10.50%, 1st Mortgage Notes, 4/01/08                            1,500,000        945,000
                                                                             ----------
                                                                              1,995,000
                                                                             ----------
SPECIALTY RETAILING -- 1.48%
Pamida, Inc.
11.75%, Sr. Subordinated Notes, 3/15/03                        1,000,000        955,000
Phillips Van-Heusen Corp.
9.50%, Sr. Subordinated Notes, 5/01/08                         3,000,000      2,940,000
                                                                             ----------
                                                                              3,895,000
                                                                             ----------
STEEL -- 0.50%
Geneva Steel Co.
9.50%, Sr. Notes, 1/15/04                                      3,000,000        855,000
NSM Steel Company Ltd. #
12.00%, Company Guarantee, 2/01/06                             1,500,000        457,500
                                                                             ----------
                                                                              1,312,500
                                                                             ----------

   NORTHSTAR HIGH TOTAL RETURN FUND II
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                                    Principal Amount/Units            Value
-------------------------------------------------------   ------------------------   --------------
TELECOMMUNICATIONS -- 11.35%
Global Crossing Holdings Ltd. #
9.625%, Sr. Notes, 5/15/08                                            $3,000,000      $  2,910,000
Hyperion Telecommunications, Inc.
12.25%, Sr. Notes, 9/01/04                                             1,000,000           985,000
Intermedia Communications, Inc.
8.60%, Sr. Notes, 6/01/08                                              3,750,000         3,553,125
International Wireless Communications Holdings, Inc. *
0%, Sr. Secured Discount Notes, 8/15/01                                1,500,000           157,500
Iridium Capital Corp.
13.00%, Sr. Secured Notes, 7/15/05                                     2,000,000         1,590,000
Iridium Capital Corp.
14.00%, Company Guarantee, 7/15/05                                     2,500,000         2,062,500
ITC Deltacom, Inc.
11.00%, Sr. Notes, 6/01/07                                                 3,000             3,195
IXC Communications, Inc.
9.00%, Sr. Subordinated Notes, 4/15/08                                 3,000,000         2,970,000
Level 3 Communications, Inc.
9.125%, Sr. Notes, 5/01/08                                             3,000,000         2,842,500
Nextlink Communications, Inc. $
0/9.45%, Sr. Discount Notes, 4/15/08                                   3,500,000         1,907,500
Northeast Optic Network, Inc.
12.75%, Sr. Notes, 8/15/08                                             3,000,000         2,655,000
Price Communication Cellular Holding, Inc. &
11.25%, Sr. Notes, 8/15/08                                             1,500,000         1,312,500
RCN Corp.
10.00%, Sr. Notes, 10/15/07                                            1,000,000           885,000
RCN Corp. $
0/9.80%, Sr. Notes, 2/15/08                                            2,500,000         1,200,000
TCI Satellite Entertainment, Inc. $
0/12.25%, Sr. Discount Notes, 2/15/07                                  2,000,000         1,090,000
Transtel Pass-Thru Trust SA #
12.50%, Pass-Thru Trust Certificates, 11/01/07                         1,500,000           622,500
Viatel, Inc. # (6)
11.25%, Units, 4/15/08                                                     3,000         2,685,000
Winstar Equipment II Corp.
12.50%, Company Guarantee, 3/15/04                                       500,000           467,500
                                                                                     -------------
                                                                                        29,898,820
                                                                                     -------------
TEXTILE/APPAREL -- 0.75%
Norton McNaughton, Inc. #
12.50%, Sr. Notes, 6/01/05                                             2,250,000         1,968,750
                                                                                     -------------
TOTAL DOMESTIC BONDS & NOTES
(cost $193,205,329)                                                                    168,806,985
                                                                                     -------------
FOREIGN BONDS & NOTES -- 14.17%
AIR TRANSPORTATION -- 0.95%
Canadian Airlines Corp.
12.25%, Sr. Notes, 8/01/06                                             3,000,000         2,505,000
                                                                                     -------------

   NORTHSTAR HIGH TOTAL RETURN FUND II
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                      Principal Amount/Units          Value
-----------------------------------------   ------------------------   ------------
CABLE TELEVISION -- 1.04%
Pratama Datakom Asia BV #
12.75%, Company Guarantee, 7/15/05                      $2,000,000     $ 450,000
Star Choice Communications
13.00%, Sr. Secured Notes, 12/15/05                      2,500,000     2,287,500
                                                                       ---------
                                                                       2,737,500
                                                                       ---------
CHEMICALS -- 0.21%
Tri Polyta Finance BV
11.375%, Company Guarantee, 12/01/03                     3,000,000       555,000
                                                                       ---------
ENTERTAINMENT/FILM -- 1.59%
Virgin Cinemas Group Ltd ++ (7)
13.00%, Subordinated Notes, 6/30/09                      2,500,000     4,184,247
                                                                       ---------
FOOD/BEVERAGE/TOBACCO -- 0.21%
Grupo Azucarero Mexico SA
11.50%, Sr. Notes, 1/15/05                               2,000,000       545,000
                                                                       ---------
METALS & MINING -- 1.09%
Great Central Mines Ltd.
8.875%, Sr. Notes, 4/01/08                               3,000,000     2,880,000
                                                                       ---------
OIL & GAS -- 2.67%
Conproca SA #
12.00%, Sr. Secured Notes, 6/16/10                       4,000,000     3,480,000
Hurricane Hydrocarbons #
11.75%, Sr. Notes, 11/01/04                              2,750,000     1,443,750
Northern Offshore ASA #
10.00%, Company Guarantee, 5/15/05                       3,000,000     2,115,000
                                                                       ---------
                                                                       7,038,750
                                                                       ---------
PAPER -- 0.50%
Ainsworth Lumber &
12.50%, Sr. Secured Notes, 7/15/07                       1,500,000     1,327,500
                                                                       ---------
SERVICES -- 0.50%
Autopistas Del Sol SA #
10.25%, Sr. Notes, 8/01/09                                 500,000       317,500
Guangzhou Shenzhen Superhighway Holdings
10.25%, Sr. Notes, 8/15/07                                 500,000       192,500
Localiza Rent A Car
10.25%, Notes, 10/01/05                                  2,000,000       810,000
                                                                       ---------
                                                                       1,320,000
                                                                       ---------
SHIPPING -- 1.56%
Alpha Shipping PLC
9.50%, Sr. Notes, 2/15/08                                3,000,000     1,635,000
Equimar Shipholdings Ltd.
9.875%, Company Guarantee, 7/01/07                       2,700,000     2,173,500
Navigator Gas Transport # (8)
12.00%, Units, 6/30/07                                       3,000       289,500
                                                                       ---------
                                                                       4,098,000
                                                                       ---------

   NORTHSTAR HIGH TOTAL RETURN FUND II
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                           Principal Amount/Shares           Value
----------------------------------------------   -------------------------   -------------
TELECOMMUNICATIONS -- 2.62%
Esprit Telecom Group PLC
11.50%, Sr. Notes, 12/15/07                                   $2,000,000      $ 1,810,000
Microcell Telecommunications, Inc. $
0/11.125%, Sr. Discount Notes, 10/15/07                        1,400,000          430,978
Occidente Y Caribe Celular SA $
0/14.00%, Sr. Discount Notes, 3/15/04                              7,000            4,769
Paging Do Brazil Holdings Co. LLC
13.50%, Sr. Notes, 6/06/05                                     1,000,000          395,000
Poland Telecom Finance BV
14.00%, Company Guaranteed, 12/01/07                           2,000,000        1,925,000
RSL Communications (7)
10.00%, Sr. Discount Notes, 3/15/08                            8,900,000        2,337,157
                                                                             ------------
                                                                                6,902,904
                                                                             ------------
UTILITIES -- 1.23%
CE Casecnan Water & Energy Co.
11.95%, Sr. Secured Notes, 11/15/10                            2,000,000        1,565,000
Panda Global Energy Co.
12.50%, Company Guarantee, 4/15/04                             3,000,000        1,665,000
                                                                             ------------
                                                                                3,230,000
                                                                             ------------
TOTAL FOREIGN BONDS & NOTES
(cost $51,163,762)                                                             37,323,901
                                                                             ------------
CONVERTIBLE BONDS -- 0.47%
AEROSPACE & DEFENSE -- 0.00%
Simula, Inc.
8.00%, Sr. Subordinated Notes, 5/01/04                             4,000            3,300
                                                                             ------------
FOOD/BEVERAGE/TOBACCO -- 0.47%
International Fast Food Corp. &
11.00%, Sr. Subordinated Notes, 10/31/07                       1,750,000        1,246,875
                                                                             ------------
TOTAL CONVERTIBLE BONDS
(cost $1,416,180)                                                               1,250,175
                                                                             ------------
COMMON STOCKS -- 0.00% @
TELECOMMUNICATIONS -- 0.00%
Jordan Telecommunications Products, Inc. #                           250            5,125
Paging Do Brazil Holdings Co. LLC @@                               1,000                0
                                                                             ------------
TOTAL COMMON STOCKS
(cost $0)                                                                           5,125
                                                                             ------------
PREFERRED STOCKS -- 4.58%
BROADCASTING -- 1.23%
Paxson Communications Corp. 12.50% &                              35,000        3,237,500
                                                                             ------------
CABLE TELEVISION -- 0.44%
21st Century Telecom Group, Inc. 13.75%                              910           65,065
EchoStar Communications Corp., 12.125% &                          11,251        1,096,973
                                                                             ------------
                                                                                1,162,038
                                                                             ------------
CAPITAL GOODS MANUFACTURING -- 0.38%
Clark Material Handling Co. # &, 13.00%                           10,000        1,012,500
                                                                             ------------
ENTERTAINMENT/FILM -- 0.04%
Virgin Entertainment Group Ltd. 13.00% ++ @@                     272,133          114,323
                                                                             ------------

   NORTHSTAR HIGH TOTAL RETURN FUND II
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                                                  Shares/Units           Value
---------------------------------------------------------------------   --------------   -------------
FOOD/BEVERAGE/TOBACCO -- 0.57%
North Atlantic Trading, Inc., 12.00% &                                        61,962      $ 1,487,079
                                                                                          -----------
SUPERMARKETS -- 0.51%
Nebco Evans Holding Co. 11.25% &                                              26,385        1,332,431
                                                                                         ------------
TELECOMMUNICATIONS -- 0.31%
Hyperion Telecommunications, Inc., 12.875% &                                   7,710          481,902
Jordan Telecommunication Products, Inc., 13.25% &                              2,500          251,250
Viatel, Inc., 10.00% &                                                         1,488           79,611
                                                                                         ------------
                                                                                              812,763
                                                                                         ------------
TEXTILE/APPAREL -- 0.76%
Anvil Holdings, Inc., 13.00% &                                                99,419        2,013,243
                                                                                         ------------
UTILITIES -- 0.34%
International Utility Structures, Inc. & #, 13.00%                                65                0
International Utility Structures, Inc. & #, 13.00% (9)                        10,000          885,000
                                                                                         ------------
                                                                                              885,000
                                                                                         ------------
TOTAL PREFERRED STOCKS
(cost $14,270,672)                                                                         12,056,877
                                                                                         ------------
WARRANTS -- 0.68% @
BROADCASTING -- 0.00%
Unisite, Inc. ++, (expires 12/15/04)                                              18                5
Unisite, Inc. ++, (expires 12/15/04) (10)                                      1,003               10
                                                                                         ------------
                                                                                                   15
                                                                                         ------------
CABLE TELEVISION -- 0.00%
Star Choice Communications @@, (expires 12/15/05)                             57,900                0
                                                                                         ------------
COMPUTER/ELECTRONICS -- 0.00%
Electronic Retailing Systems International, Inc., (expires 2/01/04)            1,000            5,000
                                                                                         ------------
CONSUMER PRODUCTS -- 0.04%
Packaged Ice, Inc., (expires 4/15/04)                                              5              500
Packaged Ice, Inc. #, (expires 4/15/04)                                        1,000          100,000
                                                                                         ------------
                                                                                              100,500
                                                                                         ------------
FOOD/BEVERAGE/TOBACCO -- 0.02%
North Atlantic Trading, Inc. #, (expires 6/15/07)                                550           55,000
                                                                                         ------------
HEALTHCARE -- 0.50%
Intracel Corp. ++, (expires 8/25/03)                                          49,066          159,464
Intracel Corp. ++, (expires 8/25/03)                                         356,707        1,159,298
Intracel Corp. ++, (expires 8/25/03)                                         190,888                0
Mediq, Inc. #, (expires 6/01/09)                                               7,000                0
                                                                                         ------------
                                                                                            1,318,762
                                                                                         ------------
HOTEL & GAMING -- 0.00%
Aladdin Gaming Enterprises, Inc., (expires 3/01/10)                           30,000                0
                                                                                         ------------
LEISURE -- 0.00%
Globix Corp., (expires 5/01/05)                                                3,000                0
                                                                                         ------------
OIL & GAS -- 0.00%
Forman Petroleum Corp. #, (expires 6/01/04)                                    2,000                2
                                                                                         ------------
SERVICES -- 0.00%
Mentus Media Corp. #, (expires 2/01/08)                                        4,174            2,129
                                                                                         ------------

   NORTHSTAR HIGH TOTAL RETURN FUND II
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                                                        Shares/Principal Amount             Value
---------------------------------------------------------------------------   -------------------------   ---------------
TELECOMMUNICATIONS -- 0.12%
Globalstar Telecommunications Ltd. #, (expires 2/15/04)                                             5      $        126
International Wireless Communications Holdings, Inc. # *,
(expires 8/15/01)                                                                               1,500                15
Iridium World Communications, Inc. #, (expires 7/15/05)                                            25             3,500
Occidente Y Caribe Celular SA # @@, (expires 3/15/04)                                              28                 0
Poland Telecom Finance BV # @@, (expires 12/01/07)                                              2,000            80,000
UNIFI Communications, Inc. #, (expires 5/01/07)                                                   505                 0
Worldport Communications, Inc. ++, (expires 6/23/08)                                           24,666           233,094
                                                                                                          -------------
                                                                                                                316,735
                                                                                                          -------------
TOTAL WARRANTS
(cost $1,763,362)                                                                                             1,798,143
                                                                                                          -------------
TOTAL INVESTMENT SECURITIES -- 83.97%
(cost $261,819,305)                                                                                         221,241,206
                                                                                                          -------------
SHORT-TERM SECURITIES -- 1.50%
Worldport International, Inc. ++
13.8125%, Sr Secured Notes, 6/23/99                                                        $4,128,183         3,970,431
                                                                                                          -------------
TOTAL SHORT-TERM SECURITIES
(cost $3,970,431)                                                                                             3,970,431
REPURCHASE AGREEMENT -- 11.97%
Agreement with State Street Bank and Trust bearing interest at 5.25% dated
10/30/98, to be repurchased 11/02/98 in the amount of $31,551,798 and collateralized by $30,710,000 U.S. Treasury Bonds, 5.625% due 4/30/00,
value $32,168,817
(cost $31,538,000)                                                                         31,538,000        31,538,000
OTHER ASSETS LESS LIABILITIES -- 2.56%                                                                        6,736,075
                                                                                                          -------------
NET ASSETS -- 100.00%                                                                                      $263,485,712
                                                                                                          =============

#     Sales restricted to qualified institutional investors.
$     Step bond.
*     Defaulted security.
++    Private Placement.
&     Payment-in-kind security.
@     Non-income producing security.
@@    Foreign security.
(1) A unit consists of $1,000 par value Sr. Discount Notes, 12.625% due 3/01/08 and 3 warrants.
(2) A unit consists of $1,000 par value Sr. Notes, 14.00% due 8/01/08 and 1 warrant.
(3) A unit consists of $1,000 par value Sr. Discount Debentures, 13.00% due 6/01/09 and 1 warrant.
(4) A unit consists of $1,000 par value Sr. Discount Notes, 13.50% due 3/01/10 and 10 warrants.
(5) A unit consists of $1,000 par value Sr. Secured Debenture, 15.00% due 12/01/09 and 8.45 warrants.
(6) A unit consists of $1,000 par value Sr. Notes, 11.25% due 4/15/08 and 1 warrant.
(7)   The principal amount shown is shown in the respective country's currency.
(8) A unit consists of $1,000 par value Notes, 12.00% due 6/30/07 and 7.66 warrants.
(9) A unit consists of 1,000 shares of 13.00% Sr. Exchangeable Preferred stock and 1 warrant.
(10)  Second series Warrants.




See accompanying notes to financial statements.

   NORTHSTAR
   HIGH TOTAL RETURN FUND
------------------------------------------------------------

                                             [NORTHSTAR TRUST LOGO APPEARS HERE]




                                    [PHOTOGRAGH OF THOMAS OLE DIAL APPEARS HERE]

                                                 THOMAS OLE DIAL


                                  [PHOTOGRAGH OF JEFFREY AURIGEMMA APPEARS HERE]

                                                 JEFFREY AURIGEMMA




THE MARKETS
   o Economic and financial crises in emerging markets were pronounced in the first and fourth fiscal quarters of the Fund's fiscal year ended October 31, 1998. Nonetheless, the U.S. economy grew about 3.5% during those 12 months. Commodity deflation and cheap imports caused inflation in the U.S. to drop from 2.1% to 1.5%. Low inflation, slower growth, budget surpluses and a major flight to quality pushed U.S. Treasury bond yields down to levels not seen since the 1960s. In the 1998 fiscal year, yields of 10- and 30-year Treasury bonds dropped steadily. Their yields on October 31, 1998 were 4.60% and 5.15%, respectively, down 1.23% and 1%, respectively. Increased fears of global turmoil and downward revisions of corporate earnings estimates hurt the total returns of high yield bonds, caused small cap stock prices to decline, and progressively made cash and the highest quality bonds the strong preference of most investors worldwide.
   o High yield bond returns in the 12 months ended October 31, 1998 was (0.50%) compared to 9.34% for all domestic bonds. As economic and financial problems spread, investors fled from "high-risk" securities to the safety of U.S. Treasuries. In general, the lower the credit rating and the longer the maturity, the worse bonds performed. In fact, not only did their spreads widen, but also the yields of high yield bonds actually increased during those 12 months.
   o Emerging market bonds fell 11.8% from October 31, 1997 to October 31, 1998. Recession in Japan, riots in Indonesia, Russia's economic collapse and cash outflows from Brazil caused a loss of confidence that crushed such bonds' prices.


THE FUND
   o From October 31, 1997 through October 31, 1998, the total return of the Fund's Class A, B, and C shares was (13.65%), (14.28%), and (14.41%)
     respectively; the Lipper average for high yield funds was (3.35%). This Fund's lower NAV, redemptions and exchanges into High Total Return Fund II caused its net assets to fall 28% in those 12 months, from $891MM to $641MM.
   o Since the Fund invests mainly in lower-rated bonds, it underperformed its peers as a result of severely eroded credit confidence. Furthermore, falling small cap stock prices depressed its equity positions. Very weak performance by Telecom, Shipping, and emerging market names also hurt the Fund in fiscal 1998. The Fund made defensive investments in Health Care, Broadcasting, and Services to help improve future results.
   o Many of the stocks and equity rights attached to bonds ("equity kickers") held by the Fund hurt its returns in fiscal 1998, but they are poised to make major contributions to NAV when stock prices inevitably recover.


CURRENT STRATEGY
   o Continue above-average exposure in non-cyclical industries. Hold bonds that have equity kickers. Focus on investments in undervalued bonds that have high yields and above-average potential for capital appreciation.
   o Given the threat that market volatility may resume and the continued preference for quality, we will be highly selective about the credit risks we incur and retain. We will raise more cash if our economy slows.
--------------------------------------------------------------------------------
FUND INFORMATION (ALL DATA ARE AS OF 10/31/98) TOTAL NET ASSETS: $641,692,798

--------------------------------------------------------------------------------

           TOP 10 HOLDINGS
                 NAME                    % FUND
  1  Intracel Corp.                   3.1%
  2  Packaged Ice, Inc.               2.5%
  3  North Atlantic Trading, Inc.     2.4%
  4  Unisite, Inc.                    2.4%
  5  Anacomp, Inc.                    2.2%
  6  Mediq, Inc.                      2.2%
  7  Ainsworth Lumber Co.             2.1%
  8  Echostar Communications Corp.    2.0%
  9  Occidente y Caribe Celular SA    1.9%
 10 Paxson Communication Corp.        1.8%
                                      ----
                                     22.6%
                                     ====


             TOP 5 SECTORS
     (by percentage of net assets)
  Telecommunications   18.1%
  Healthcare            8.6%
  Broadcasting          7.9%
  Cable Television      7.5%
  Food, Beverage/
  Tobacco               7.2%


  SEC AVERAGE ANNUAL RATES OF RETURN
  (at maximum applicable sales charge)
            Inception      5 years    1 year
  Class A   4.14%              N/A    (17.76)%
  Class B   3.10%              N/A    (18.05)%
  Class C   3.89%              N/A    (15.16)%


  CUMULATIVE TOTAL RETURN
  (do not reflect sales charge)
            Inception      5 years    1 year
  Class A   28.49%             N/A    (13.65)%
  Class B   16.99%             N/A    (14.28)%
  Class C   19.30%             N/A    (14.41)%

   NORTHSTAR
   HIGH TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






        COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE NORTHSTAR HIGH TOTAL RETURN FUND AND COMPARATIVE INDICES FROM INCEPTION OF EACH CLASS OF SHARES THROUGH THE FUND'S FISCAL YEAR END.

  In accordance with the reporting requirements of the Securities and Exchange Commission, the following data is supplied for the fiscal year ended October 31, 1998, with all distributions reinvested in shares. The average annualized total return for Class A shares of 4.14% for the period since the Fund's inception of November 8, 1993 reflects payment of the maximum sales charge of 4.75%. Average annualized total returns of 3.10% and 3.89% since inception for Class B and Class C shares of February 9, 1994 and March 21, 1994, respectively, reflect applicable contingent deferred sales charges (maximum contingent deferred sales charge for Class B shares of 5.00% declines to 0% after five years; and maximum charge for Class C shares is 1.00% during the first year of investment only). All performance data shown represents past performance, and should not be considered indicative of future performance.



[THREE LINE CHARTS APPEAR BELOW WITH THE FOLLOWING INFORMATION:]

NORTHSTAR HIGH TOTAL RETURN FUND -- CLASS A

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR               (17.76%)
               SINCE INCEPTION        4.14%

                         Lehman Brothers  Lehman Brothers
              Class A   Gov't/Corp. Bond     High Yield
              -------   ----------------  ---------------
                             (in thousands)
11/08/93       9.525        10                 10
10/31/94       9.226         9.674             10.123
10/31/95      10.427        11.237             11.712
10/31/96      12.319        11.843             13.01
10/31/97      14.172        12.886             14.795
10/31/98      12.237        14.211             14.721


NORTHSTAR HIGH TOTAL RETURN FUND -- CLASS B

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR               (18.05%)
               SINCE INCEPTION        3.10%


                         Lehman Brothers  Lehman Brothers
              Class B   Gov't/Corp. Bond     High Yield
              -------   ----------------  ---------------
                             (in thousands)
11/08/93      10            10                 10
10/31/94       8.796         9.641              9.689
10/31/95      10.293        11.33              11.368
10/31/96      12.016        11.963             12.765
10/31/97      13.498        12.849             14.371
10/31/98      11.699        14.095             14.164


NORTHSTAR HIGH TOTAL RETURN FUND -- CLASS C

               AVERAGE ANNUAL TOTAL RETURN
               1-YEAR               (15.16%)
               SINCE INCEPTION        3.89%


                         Lehman Brothers  Lehman Brothers
              Class C   Gov't/Corp. Bond     High Yield
              -------   ----------------  ---------------
                             (in thousands)
11/08/93      10            10                 10
10/31/94       9.412        10.278             10.184
10/31/95      10.793        11.752             11.576
10/31/96      12.275        12.229             12.798
10/31/97      13.939        13.066             14.272
10/31/98      11.93         14.408             14.201

   NORTHSTAR HIGH TOTAL RETURN FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------



Security                                                     Principal Amount/Units           Value
--------------------------------------------------------   ------------------------   -------------
DOMESTIC BONDS & NOTES -- 55.19%
AEROSPACE & DEFENSE -- 1.08%
Willcox & Gibbs, Inc.
12.25%, Company Guarantee, 12/15/03                               $10,096,000          $ 6,915,760
                                                                                       -----------
BROADCASTING -- 3.69%
Brill Media Co. LLC $
0/7.50%, Sr. Notes, 12/15/07                                        9,800,000            8,477,000
Brill Media Co. LLC $
0/7.50%, Sr. Subordinated Appreciation Notes, 12/15/07                280,000                9,800
Unisite, Inc. ++
13.00%, Notes, 12/15/04                                            13,625,249           15,205,777
                                                                                       -----------
                                                                                        23,692,577
                                                                                       -----------
CABLE TELEVISION -- 5.72%
21st Century Telecom Group, Inc. $
0/12.25%, Sr. Discount Notes, 2/15/08                              13,500,000            5,602,500
CAI Wireless Systems, Inc. *
12.25%, Sr. Notes, 10/14/04                                         7,500,000            1,762,500
CS Wireless Systems, Inc. $
0/11.375%, Sr. Discount Notes, 3/01/06                             12,000,000            2,340,000
Diva Systems Corp. $ # (1)
0/12.625%, Units, 3/01/08                                              15,200            4,940,000
EchoStar Communications Corp. $
0/13.125%, Sr. Secured Discount Notes, 3/15/04                     14,993,000           13,118,875
Heartland Wireless Communications, Inc. *
13.00%, Sr. Notes, 4/15/03                                         12,800,000            2,944,000
Heartland Wireless Communications, Inc. *
14.00%, Sr. Notes, 10/15/04                                         7,000,000            1,610,000
TVN Entertainment Corp. (2)
14.00%, Units, 8/01/08                                                  3,500            3,220,000
Wireless One, Inc.
13.00%, Sr. Notes, 10/15/03                                         8,500,000            1,147,500
                                                                                       -----------
                                                                                        36,685,375
                                                                                       -----------
CAPITAL GOODS MANUFACTURING -- 1.15%
Alvey Systems, Inc.
11.375%, Sr. Subordinated Notes, 1/31/03                            7,350,000            7,386,750
                                                                                       -----------
CHEMICAL -- 0.22%
American Eco Corp.
9.625%, Company Guarantee, 5/15/08                                  2,200,000            1,441,000
                                                                                       -----------
COMPUTER/ELECTRONICS -- 1.42%
Electronic Retailing Systems International, Inc. $
0/13.25%, Sr. Discount Notes, 2/01/04                              25,750,000            9,141,250
                                                                                       -----------
CONSUMER PRODUCTS -- 4.43%
Decora Industries, Inc.
11.00%, Sr. Secured Notes, 5/01/05                                  3,750,000            3,243,750
Jackson Products, Inc.
9.50%, Company Guarantee, 4/15/05                                     605,000              577,775
Packaged Ice, Inc.
9.75%, Sr. Notes, 2/01/05                                          17,200,000           16,082,000
Syratech Corp.
11.00%, Sr. Notes, 4/15/07                                         10,850,000            8,517,250
                                                                                       -----------
                                                                                        28,420,775
                                                                                       -----------

   NORTHSTAR HIGH TOTAL RETURN FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                            Principal Amount           Value
-----------------------------------------------   ------------------   -------------
CONTAINERS AND PACKAGING -- 1.31%
Packaging Resources, Inc. #
13.00%, Sr. Notes, 6/30/03                            $ 9,403,059       $ 8,415,738
                                                                        -----------
ENTERTAINMENT/FILM -- 1.24%
Production Resource Group LLC
11.50%, Sr. Subordinated Notes, 1/15/08                 8,500,000         7,947,500
                                                                        -----------
FOOD/BEVERAGE/TOBACCO -- 2.46%
American Restaurant Group, Inc.
11.50%, Sr. Notes, 2/15/03                              3,900,000         3,529,500
Colorado Prime Corp.
12.50%, Company Guarantee, 5/01/04                      5,000,000         2,275,000
North Atlantic Trading, Inc.
11.00%, Company Guarantee, 6/15/04                      3,100,000         2,929,500
Tom's Foods, Inc.
10.50%, Sr. Secured Notes, 11/01/04                     7,800,000         7,059,000
                                                                        -----------
                                                                         15,793,000
                                                                        -----------
HEALTHCARE -- 7.21%
Health Insurance Plan of Greater New York
11.25%, Notes, 7/01/10                                  3,000,000         3,172,500
Intracel Corp. ++
12.00%, Escrow Notes, 8/25/03                           3,804,878         3,433,902
Intracel Corp. ++
12.00%, Notes, 8/25/03                                 22,195,122        20,031,098
Mediq, Inc. #
13.00%, Sr. Discount Debentures, 6/01/09               29,000,000        14,065,000
Unilab Corp.
11.00%, Sr. Notes, 4/01/06                              3,000,000         3,015,000
Universal Hospital Services, Inc.
10.25%, Sr. Notes, 3/01/08                              3,000,000         2,565,000
                                                                        -----------
                                                                         46,282,500
                                                                        -----------
HOTEL & GAMING -- 3.42%
Aladdin Gaming Holdings Corp. $
0/13.50%, Sr. Secured Discount Notes, 3/01/10           6,750,000         2,058,750
Ameristar Casinos, Inc.
8.00%, Sr. Secured Notes, 1/02/04                      11,650,000        10,543,250
Venetian Casino Resort LLC
10.00%, Sr. Subordinated Notes, 11/15/05                8,000,000         6,680,000
Venetian Casino Resort LLC
12.25%, Company Guarantee, 11/15/04                     3,000,000         2,670,000
                                                                        -----------
                                                                         21,952,000
                                                                        -----------
INSURANCE -- 0.16%
Americo Life, Inc.
9.25%, Sr. Subordinated Notes, 6/01/05                  1,000,000         1,025,000
                                                                        -----------

   NORTHSTAR HIGH TOTAL RETURN FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                             Principal Amount/Units           Value
------------------------------------------------   ------------------------   -------------
LEISURE -- 2.76%
Globix Corp.
13.00%, Sr. Notes, 5/01/05                                $ 6,000,000          $ 4,695,000
Silverleaf Resorts, Inc.
10.50%, Company Guarantee, 4/01/08                          2,500,000            2,012,500
Source Media, Inc.
12.00%, Sr. Notes, 11/01/04                                 7,500,000            5,662,500
U.S. Interactive LLC
12.00%, Sr. Secured Notes, 4/17/05                          5,297,345            5,322,345
                                                                               -----------
                                                                                17,692,345
                                                                               -----------
MANUFACTURING -- 1.08%
Jordan Industries, Inc. $
0/11.75%, Sr. Subordinated Debentures, 4/01/09             10,865,000            6,899,275
                                                                               -----------
OIL & GAS -- 1.61%
Forman Petroleum Corp.
13.50%, Company Guarantee, 6/01/04                          5,000,000            3,775,000
Transamerican Energy Corp. $
0/13.00%, Sr. Secured Discount Notes, 6/15/02               5,500,000            1,787,500
Windsor Petroleum Transport Corp. #
7.84%, Notes, 1/15/21                                       6,500,000            4,745,000
                                                                               -----------
                                                                                10,307,500
                                                                               -----------
SERVICES -- 4.84%
Anacomp, Inc.
10.875%, Sr. Subordinated Notes, 4/01/04                   14,250,000           14,250,000
Comforce Corp. & (3)
15.00%, Units, 12/01/09                                         9,155            9,475,425
Mentus Media Corp. &
12.00%, Sr. Secured Notes, 2/01/03                          7,380,000            7,343,100
                                                                               -----------
                                                                                31,068,525
                                                                               -----------
SHIPPING -- 0.51%
Ultrapetrol Bahamas Ltd.
10.50%, 1st Mortgage Notes, 4/01/08                         5,200,000            3,276,000
                                                                               -----------
SPECIALTY RETAILING -- 0.80%
Pamida, Inc.
11.75%, Sr. Subordinated Notes, 3/15/03                     5,400,000            5,157,000
                                                                               -----------
STEEL -- 0.40%
Geneva Steel Co.
9.50%, Sr. Notes, 1/15/04                                   7,500,000            2,137,500
NSM Steel Company Ltd. #
12.00%, Company Guarantee, 2/01/06                          1,500,000              457,500
                                                                               -----------
                                                                                 2,595,000
                                                                               -----------

   NORTHSTAR HIGH TOTAL RETURN FUND
     PORTFOLIO OF INVESTMENTS
     OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                                    Principal Amount            Value
-------------------------------------------------------   ------------------   --------------
TELECOMMUNICATIONS -- 9.04%
Advanced Radio Telecom Corp.
14.00%, Sr. Secured Notes, 2/15/07                            $ 5,000,000       $  3,975,000
ICG Holdings, Inc. $
0/13.50%, Sr. Discount Notes, 9/15/05                           7,000,000          5,503,750
International Wireless Communications Holdings, Inc. *
0%, Sr. Secured Discount Notes, 8/15/01                         8,500,000            892,500
Iridium Capital Corp.
13.00%, Sr. Secured Notes, 7/15/05                             14,500,000         11,527,500
Level 3 Communications, Inc.
9.125%, Sr. Notes, 5/01/08                                        500,000            473,750
McCaw International Ltd.
13.00%, Sr. Discount Notes, 4/15/07                             9,500,000          4,322,500
Northeast Optic Network Inc.
12.75%, Sr. Notes, 8/15/08                                      2,000,000          1,770,000
RCN Corp.
10.00%, Sr. Notes, 10/15/07                                     1,000,000            885,000
RCN Corp. $
0/9.80%, Sr. Notes, 2/15/08                                     8,100,000          3,888,000
RCN Corp. $
0/11.125%, Sr. Discount Notes, 10/15/07                        12,500,000          6,687,500
SA Telecommunications, Inc. *
10.00%, Sr. Debentures, 8/15/06                                 3,800,000                  0
Transtel Pass-Thru Trust SA #
12.50%, Pass-Thru Trust Certificates, 11/01/07                  7,500,000          3,112,500
Verio, Inc.
13.50%, Sr. Notes, 6/15/04                                      6,900,000          7,624,500
Viatel, Inc.
11.25%, Sr. Notes, 4/15/08                                      4,000,000          3,580,000
Winstar Equipment II Corp.
12.50%, Company Guarantee, 3/15/04                              4,000,000          3,740,000
                                                                                ------------
                                                                                  57,982,500
                                                                                ------------
TOYS -- 0.64%
Hedstrom Holdings, Inc. $
0/12.00%, Sr. Discount Notes, 6/01/09                           7,500,000          4,078,125
                                                                                ------------
TOTAL DOMESTIC BONDS & NOTES
(cost $458,149,400)                                                              354,155,495
                                                                                ------------
FOREIGN BONDS & NOTES -- 19.49%
AIR TRANSPORTATION -- 0.52%
Canadian Airlines Corp.
12.25%, Sr. Notes, 8/01/06                                      4,000,000          3,340,000
                                                                                ------------
CABLE TELEVISION -- 1.12%
Multicanal Participacoes SA
12.625%, Sr. Notes, 6/18/04                                     2,000,000          1,385,000
Pratama Datakom Asia BV #
12.75%, Company Guarantee, 7/15/05                              9,625,000          2,165,625
Star Choice Communications, Inc.
13.00%, Sr. Secured Notes, 12/15/05                             4,000,000          3,660,000
                                                                                ------------
                                                                                   7,210,625
                                                                                ------------

   NORTHSTAR HIGH TOTAL RETURN FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                            Principal Amount           Value
-----------------------------------------------   ------------------   -------------
CHEMICALS -- 0.14%
Tri Polyta Finance BV
11.375%, Company Guarantee, 12/01/03                  $ 5,000,000       $   925,000
                                                                        -----------
CONSUMER PRODUCTS -- 0.02%
International Semi-Tech Corp. $
0/11.50%, Sr. Secured Discount Notes, 8/15/03             900,000           112,500
                                                                        -----------
ENTERTAINMENT/FILM -- 1.14%
TV Filme, Inc.
12.875%, Sr. Notes, 12/15/04                            3,000,000           615,000
Virgin Cinemas Group Ltd ++ (4)
13.00%, Subordinated Notes, 6/30/09                     4,000,000         6,694,796
                                                                        -----------
                                                                          7,309,796
                                                                        -----------
FOOD/BEVERAGE/TOBACCO -- 0.59%
Grupo Azucarero Mexico SA
11.50%, Sr. Notes, 1/15/05                             14,000,000         3,815,000
                                                                        -----------
METALS & MINING -- 0.71%
Echo Bay Mines Ltd.
11.00%, Jr. Subordinated Debentures, 4/01/27            9,000,000         4,545,000
                                                                        -----------
OIL & GAS -- 1.45%
Hurricane Hydrocarbons #
11.75%, Sr. Notes, 11/01/04                            11,000,000         5,775,000
Northern Offshore ASA #
10.00%, Company Guarantee, 5/15/05                      5,000,000         3,525,000
                                                                        -----------
                                                                          9,300,000
                                                                        -----------
PAPER -- 2.14%
Ainsworth Lumber Co. &
12.50%, Sr. Secured Notes, 7/15/07                     15,500,000        13,717,500
                                                                        -----------
SERVICES -- 0.87%
Autopistas Del Sol SA #
10.25%, Sr. Notes, 8/01/09                              2,950,000         1,873,250
Localiza Rent A Car
10.25%, Notes, 10/01/05                                 9,150,000         3,705,750
                                                                        -----------
                                                                          5,579,000
                                                                        -----------
SHIPPING -- 2.10%
Alpha Shipping PLC
9.50%, Sr. Notes, 2/15/08                               2,800,000         1,526,000
Equimar Shipholdings Ltd.
9.875%, Company Guarantee, 7/01/07                     10,000,000         8,050,000
Pegasus Shipping Hellas Ltd.
11.875%, Company Guarantee, 11/15/04                    4,500,000         3,892,500
                                                                        -----------
                                                                         13,468,500
                                                                        -----------

   NORTHSTAR HIGH TOTAL RETURN FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                       Principal Amount/Units            Value
------------------------------------------   ------------------------   --------------
TELECOMMUNICATIONS -- 5.98%
Esprit Telecom Group (4)
11.50%, Sr. Notes, 12/15/07                             $11,000,000      $6,009,659
Esprit Telecom Group PLC
11.50%, Sr. Notes, 12/15/07                               2,000,000       1,810,000
Globo Communicacoes E Participacoes SA #
10.625%, Unsubordinated Notes, 12/05/08                   2,000,000       1,085,000
Microcell Telecommunications, Inc. $ (4)
0/11.125%, Sr. Discount Notes, 10/15/07                   8,350,000       2,570,479
Occidente Y Caribe Celular SA $
0/14.00%, Sr. Discount Notes, 3/15/04                    18,011,000      12,269,994
Paging Do Brazil Holdings Co. LLC
13.50%, Sr. Notes, 6/06/05                                1,000,000         395,000
Petersburg Long Distance, Inc. # $ (5)
0/14.00%, Units, 6/01/04                                      7,000       3,535,000
Poland Telecom Finance BV
14.00%, Company Guaranteed, 12/01/07                      7,000,000       6,737,500
RSL Communications (4)
10.00%, Sr. Discount Notes, 3/15/08                      15,100,000       3,965,288
                                                                        -----------
                                                                         38,377,920
                                                                        -----------
UTILITIES -- 2.71%
CE Casecnan Water & Energy Co.
11.45%, Sr. Secured Notes, 11/15/05                       2,000,000       1,625,000
CE Casecnan Water & Energy Co.
11.95%, Sr. Secured Notes, 11/15/10                       8,800,000       6,886,000
Panda Global Energy Co.
12.50%, Company Guarantee, 4/15/04                       16,000,000       8,880,000
                                                                        -----------
                                                                         17,391,000
                                                                        -----------
TOTAL FOREIGN BONDS & NOTES
(cost $185,112,515)                                                     125,091,841
                                                                        -----------
CONVERTIBLE BONDS -- 3.43%
AEROSPACE & DEFENSE -- 1.12%
Simula, Inc.
8.00%, Sr. Subordinated Notes, 5/01/04                    4,496,000       3,709,200
Simula, Inc.
10.00%, Sr. Subordinated Notes, 9/15/99                   4,250,000       3,506,250
                                                                        -----------
                                                                          7,215,450
                                                                        -----------
FOOD/BEVERAGE/TOBACCO -- 1.63%
International Fast Food Corp. &
11.00%, Sr. Subordinated Notes, 10/31/07                 14,650,000      10,438,125
                                                                        -----------

   NORTHSTAR HIGH TOTAL RETURN FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                           Principal Amount/Shares           Value
----------------------------------------------   -------------------------   -------------
TELECOMMUNICATIONS -- 0.68%
GST Telecommunications, Inc. # $
0/13.875%, Sr. Discount Notes, 12/15/05                  $  650,000           $   542,750
SA Telecommunications, Inc. # *
10.00%, Notes, 8/15/06                                    8,500,000                     0
SA Telecommunications, Inc. *
10.00%, Notes, 8/15/06                                    5,000,000                     0
WinStar Communications, Inc. # $
0/14.00%, Sr. Discount Notes, 10/15/05                    3,500,000             3,797,500
                                                                              -----------
                                                                                4,340,250
                                                                              -----------
TOTAL CONVERTIBLE BONDS
(cost $35,759,617)                                                             21,993,825
                                                                              -----------
COMMON STOCKS -- 0.59%
BROADCASTING -- 0.03%
Pegasus Communications Corp. @                                9,928               171,258
                                                                              -----------
CABLE TELEVISION -- 0.17%
CAI Wireless Systems, Inc. @ ##                             372,273                     0
CS Wireless Systems, Inc. @                                   3,300                     0
EchoStar Communications Corp. @                              40,050             1,081,350
                                                                              -----------
                                                                                1,081,350
                                                                              -----------
DIVERSIFIED FINANCIAL SERVICES --  0.03%
Central Rents, Inc. @ #                                       7,150               218,075
                                                                              -----------
HEALTHCARE -- 0.19%
General Healthcare Group Ltd. @@                                801                     0
Intracel Corp. ++                                            79,537             1,212,939
                                                                              -----------
                                                                                1,212,939
                                                                              -----------
PUBLISHING/PRINTING -- 0.02%
Affiliated Newspapers Investments, Inc. @                     2,500               150,000
                                                                              -----------
SERVICES -- 0.07%
Coinstar, Inc. @                                             60,900               449,138
Sabreliner Corp. @                                            2,450                     0
                                                                              -----------
                                                                                  449,138
                                                                              -----------
TELECOMMUNICATIONS -- 0.01%
Jordan Telecommunications Products, Inc. @ #                  2,100                43,050
Paging Do Brazil Holdings Co. LLC @ @@                        1,000                     0
                                                                              -----------
                                                                                   43,050
                                                                              -----------
TOYS -- 0.07%
Hedstrom Holdings, Inc. # @                                 454,905               454,905
                                                                              -----------
TOTAL COMMON STOCKS
(cost $1,240,014)                                                               3,780,715
                                                                              -----------
CONVERTIBLE PREFERRED STOCKS -- 1.19%
BROADCASTING -- 0.59%
Unisite, Inc. ++, 8.50%                                      75,600             3,806,158
                                                                              -----------
HEALTHCARE -- 0.60%
Intracel Corp. ++, 8.00%                                    249,170             3,862,135
                                                                              -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(cost $5,701,675)                                                               7,668,293
                                                                              -----------

   NORTHSTAR HIGH TOTAL RETURN FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                                                        Shares           Value
---------------------------------------------------------------------   --------------   -------------
PREFERRED STOCKS -- 9.92%
BROADCASTING -- 3.18%
Capstar Broadcasting Partners Corp., 12.00% &                                79,094       $ 8,878,301
Paxson Communications Corp., 12.50% &                                       119,600        11,541,400
                                                                                          -----------
                                                                                           20,419,701
                                                                                          -----------
CABLE TELEVISION -- 0.46%
EchoStar Communications Corp., 12.125% &                                     30,394         2,963,435
                                                                                          -----------
CAPITAL GOODS MANUFACTURING -- 0.07%
Telos Corp., 12.00% &                                                       129,687           453,905
                                                                                          -----------
CONSUMER PRODUCTS -- 1.80%
Commemorative Brands, Inc. ++, 12.00%                                       100,000        11,525,000
                                                                                          -----------
ENTERTAINMENT/FILM -- 0.03%
Virgin Entertainment Group Ltd., 13.00% ++ @@                               435,414           182,917
                                                                                          -----------
FOOD/BEVERAGE/TOBACCO -- 2.41%
North Atlantic Trading, Inc., 12.00% &                                      645,279        15,486,695
                                                                                          -----------
SUPERMARKETS -- 0.50%
Supermarkets General Holdings Corp., $3.52 &                                165,000         3,217,500
                                                                                          -----------
TELECOMMUNICATIONS -- 0.35%
Jordan Telecommunication Products, Inc., 13.25% &                            21,000         2,110,500
Viatel, Inc., 10.00% &                                                        1,984           106,147
                                                                                          -----------
                                                                                            2,216,647
                                                                                          -----------
TEXTILE/APPAREL -- 1.12%
Anvil Holdings, Inc., 13.00% &                                              355,168         7,192,144
                                                                                          -----------
TOTAL PREFERRED STOCKS
(cost $63,561,640)                                                                         63,657,944
                                                                                          -----------
WARRANTS -- 3.42% @
AIR TRANSPORTATION -- 0.00%
CHC Helicopter Corp., (expires 12/15/00)                                      2,000             6,000
                                                                                          -----------
BANKS & THRIFTS -- 0.00%
Arcadia Financial Ltd., (expires 3/15/07)                                     5,000             8,750
                                                                                          -----------
BROADCASTING -- 0.38%
Spanish Broadcasting Systems, Inc., (expires 6/30/99)                         5,000         2,450,000
Unisite, Inc. ++, (expires 12/15/04)                                          6,217                62
Unisite, Inc. ++ (6), (expires 12/15/04)                                        114                30
                                                                                          -----------
                                                                                            2,450,092
                                                                                          -----------
CABLE TELEVISION -- 0.00%
American Telecasting, Inc., (expires 8/10/00)                                 4,000                 0
Heartland Wireless Communications, Inc. #, (expires 4/15/00)                 46,402               464
Star Choice Communications, Inc. , @@ (expires 12/15/05)                     92,640                 0
Wireless One, Inc., (expires 10/19/00)                                        1,500                 0
                                                                                          -----------
                                                                                                  464
                                                                                          -----------
CAPITAL GOODS MANUFACTURING -- 0.02%
Roller Bearing Co. America, Inc., (expires 6/15/09)                           1,262           116,104
                                                                                          -----------
COMPUTER/ELECTRONICS -- 0.02%
Electronic Retailing Systems International, Inc., (expires 2/01/04)          25,750           128,750
                                                                                          -----------

   NORTHSTAR HIGH TOTAL RETURN FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


Security                                                           Shares          Value
--------------------------------------------------------   --------------   ------------
CONSUMER PRODUCTS -- 0.35%
Chattem, Inc., (expires 6/17/99)                                  1,300     $ 150,917
Commemorative Brands, Inc., (expires 12/16/97)                   19,820           198
Packaged Ice, Inc., (expires 4/15/04)                            14,350     1,435,000
Packaged Ice, Inc. #, (expires 4/15/04)                           6,350       635,000
                                                                            ---------
                                                                            2,221,115
                                                                            ---------
FOOD/BEVERAGE/TOBACCO -- 0.09%
Colorado Prime Corp. #, (expires 12/31/03)                        7,000             0
North Atlantic Trading, Inc. #, (expires 6/15/07)                 5,550       555,000
                                                                            ---------
                                                                              555,000
                                                                            ---------
HEALTHCARE -- 0.58%
Intracel Corp. ++, (expires 08/25/03)                            94,010       340,786
Intracel Corp. ++, (expires 8/25/03)                          1,030,488     3,349,086
Mediq, Inc. #, (expires 6/01/09)                                 29,000             0
                                                                            ---------
                                                                            3,689,872
                                                                            ---------
LEISURE -- 0.73%
Source Media, Inc., (expires 3/31/04)                           500,000     1,875,000
Source Media, Inc., (expires 6/23/00)                           750,000     2,812,500
U.S. Interactive LLC, (expires 3/31/05)                           3,833            38
                                                                            ---------
                                                                            4,687,538
                                                                            ---------
OIL & GAS -- 0.00%
Forman Petroleum Corp. #, (expires 6/01/04)                       5,000             5
                                                                            ---------
PAPER -- 0.06%
SD Warren Holdings Corp., (expires 12/15/06)                     80,000       380,000
                                                                            ---------
SERVICES -- 0.00%
ICF Kaiser International, Inc., (expires 12/31/98)               54,019         1,621
ICF Kaiser International, Inc., (expires 12/31/99)               24,500           245
Mentus Media Corp. #, (expires 2/01/08)                          19,481         9,935
                                                                            ---------
                                                                               11,801
                                                                            ---------
STEEL -- 0.06%
Bar Technologies, Inc., (expires 4/01/01)                         7,000       385,000
Gulf States Steel, Inc., (expires 4/15/03)                        5,010            50
Sheffield Steel Corp., (expires 11/01/01)                        12,500        12,500
                                                                            ---------
                                                                              397,550
                                                                            ---------
SUPERMARKETS -- 0.00%
Dairy Mart Convenience Stores, Inc., (expires 1/01/01)           23,632        12,052
                                                                            ---------

   NORTHSTAR HIGH TOTAL RETURN FUND
   PORTFOLIO OF INVESTMENTS
   OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






Security                                                                        Shares/Principal Amount             Value
---------------------------------------------------------------------------   -------------------------   ---------------
TELECOMMUNICATIONS -- 1.13%
Applied Voice Technology, Inc., (expires 1/03/02)                                              63,916     $    939,246
Cellnet Data Systems, Inc. #, (expires 10/01/07)                                               10,000          102,500
Clearnet Communications, Inc., (expires 9/15/05)                                               38,280          267,960
Colt Telecom Group PLC #, (expires 12/31/06)                                                    3,200        1,077,504
E Spire Communications, Inc., (expires 11/01/05)                                               14,500        1,885,000
Geotek Communications, Inc., (expires 6/20/01)                                                177,000                0
Globalstar Telecommunications Ltd. #, (expires 2/15/04)                                         4,495          113,499
Hyperion Telecommunications, Inc., (expires 4/15/01)                                           10,200          274,513
ICG Holdings, Inc., (expires 10/15/05)                                                          6,600           95,700
International Wireless Communications Holdings, Inc. #, (expires 8/15/01)                       8,500               85
Iridium World Communications, Inc. #, (expires 7/15/05)                                         4,475          626,500
Nextel International, Inc., (expires 4/15/07)                                                   9,500           30,875
Occidente Y Caribe Celular SA # @@, (expires 3/15/04)                                          72,044                0
Poland Telecom Finance Bv # @@, (expires 12/01/07)                                              7,000          280,000
UNIFI Communications, Inc. #, (expires 5/01/07)                                                 7,795                0
Verio, Inc., (expires 6/15/04)                                                                 55,200        1,214,400
Worldport Communications, Inc. ++, (expires 6/23/08)                                           36,999          349,640
                                                                                                          ------------
                                                                                                             7,257,422
                                                                                                          ------------
TOTAL WARRANTS
(cost $8,678,326)                                                                                           21,922,515
                                                                                                          ------------
TOTAL INVESTMENT SECURITIES -- 93.23%
(cost $758,203,187)                                                                                        598,270,628
                                                                                                          ------------
SHORT-TERM INVESTMENTS -- 0.93%
Worldport International, Inc. ++
13.8125%, Sr Secured Notes, 6/23/99                                                        $6,192,275        5,955,646
                                                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS
(cost $5,955,646)                                                                                            5,955,646
                                                                                                          ------------
REPURCHASE AGREEMENT -- 2.90%
Agreement with State Street Bank and Trust bearing interest at 5.25% dated
10/30/98, to be repurchased 11/02/98 in the amount of $18,604,136 and collateralized by $16,695,000 U.S. Treasury Bonds, 6.50% due 8/15/98,
value $18,969,694
(cost $18,596,000)                                                                         18,596,000       18,596,000
OTHER ASSETS LESS LIABILITIES -- 2.94%                                                                      18,870,524
                                                                                                          ------------
NET ASSETS -- 100.00%                                                                                     $641,692,798
                                                                                                          ============

$     Step bond.
++    Private placement.
#     Sales restricted to qualified institutional Investors. 144A
##    Bankrupt company.
*     Defaulted Security.
&     Payment-in-kind security.
@     Non-income producing security.
@@    Foreign security.
1) A unit consists of $1,000 par value Sr. Discount Notes, 12.625% due 3/01/08, and 3 warrants.
2) A unit consists of $1,000 par value Sr. Notes, 14.00% due 8/01/08, and 1 warrant.
3) A unit consists of $1,000 par value Sr. Secured Debentures, 15.00% due 12/01/09, and 8.45 warrants.
4)    The principal amount shown is shown in the respective country's currency.
5) A unit consists of $1,000 par value Sr. Discount Notes, 14.00% due 6/01/04, and 1 warrant.
6)    Second Series Warrants.

See accompanying notes to financial statements.

   NORTHSTAR TRUST
   STATEMENT OF ASSETS AND LIABILITIES
   OCTOBER 31, 1998
--------------------------------------------------------------------------------


                                                                    Northstar        Northstar      Northstar
                                                                     Growth +    International       Emerging
                                                                   Value Fund       Value Fund   Markets Fund
                                                              --------------- ---------------- --------------
ASSETS:
Investments in securities, at value (cost
 $158,709,989, $495,313,238, $11,304,024,
 $125,397,589, $261,819,305 and $758,203,187,
 respectively)                                                 $ 171,260,041   $ 471,455,567    $  9,118,700
Short-term securities, at value (cost $0, $0, $0, $0,
 $3,970,431, and $5,955,646, respectively)                                 0               0               0
Repurchase agreements                                              4,186,000      24,883,000         429,000
Cash                                                                     131             791           1,053
Foreign cash, at value (cost $0, $1,102,399,
 $35,544, $0, $0 and $0, respectively)                                     0       1,106,433          36,496
Receivable for investments sold                                    5,166,178               0          64,037
Receivable for shares of beneficial interest sold                    632,118       2,296,801         174,728
Dividends and interest receivable                                     26,921       1,914,144          25,224
Prepaid expenses                                                      11,410          34,597           1,042
                                                               -------------   -------------    ------------
  Total Assets                                                   181,282,799     501,691,333       9,850,280
                                                               -------------   -------------    ------------
LIABILITIES:
Payable for investments purchased                                  3,400,830       4,478,106               0
Payable for shares of beneficial interest reacquired                 615,080       1,434,922          27,373
Investment advisory fee payable                                      136,641         385,241           7,219
Distribution fee payable                                             118,633         271,028           5,181
Transfer agent fee payable                                            14,097          54,923           2,212
Administrative services fee payable                                   13,664          38,524             722
Tax withholding liability                                                  0          36,067             628
Unrealized depreciation of foreign currency forward
 contracts                                                                 0           7,117               0
Due to custodian                                                           0               0          64,037
Income distribution payable                                                0               0               0
Accrued expenses                                                     111,786         339,922          41,000
                                                               -------------   -------------    ------------
  Total Liabilities                                                4,410,731       7,045,850         148,372
                                                               -------------   -------------    ------------
NET ASSETS                                                     $ 176,872,068   $ 494,645,483    $  9,701,908
                                                               =============   =============    ============
NET ASSETS WERE COMPOSED OF:
Capital paid in for shares of benefical interest, $.01 par
 value outstanding (unlimited shares authorized)               $ 190,604,894   $ 486,522,955    $ 11,869,072
Undistributed net investment income                                        0       3,746,253         131,303
Accumulated net realized gain (loss) on investments              (26,282,878)     28,160,162        (114,095)
Net unrealized appreciation (depreciation) of
 investments and foreign currency                                 12,550,052     (23,783,887)     (2,184,372)
                                                               -------------   -------------    ------------
  Net Assets                                                   $ 176,872,068   $ 494,645,483    $  9,701,908
                                                               =============   =============    ============
CLASS A:
Net Assets                                                     $  33,424,920   $ 211,018,001    $  3,815,179
                                                               -------------   -------------    ------------
Shares outstanding                                                 3,201,119      17,759,117         496,058
                                                               -------------   -------------    ------------
Net asset value and redemption value per share (net
 assets/shares outstanding)                                    $       10.44   $       11.88    $       7.69
                                                               =============   =============    ============
Maximum offering price per share* (net asset value
 plus sales charge of 4.75% of offering price)                 $       10.96   $       12.47    $       8.07
                                                               =============   =============    ============
CLASS B:
Net Assets                                                     $ 105,991,442   $ 145,976,294    $  3,582,688
                                                               -------------   -------------    ------------
Shares outstanding                                                10,299,461      12,412,732         468,398
                                                               -------------   -------------    ------------
Net asset value and offering price per share (net
 assets/shares outstanding)                                    $       10.29   $       11.76    $       7.65
                                                               =============   =============    ============
CLASS C:
Net Assets                                                     $  37,455,706   $ 137,651,188    $  2,304,041
                                                               -------------   -------------    ------------
Shares outstanding                                                 3,640,603      11,713,401         301,869
                                                               -------------   -------------    ------------
Net asset value and offering price per share (net
 assets/shares outstanding)                                    $       10.29   $       11.75    $       7.63
                                                               =============   =============    ============



                                                                      Northstar        Northstar         Northstar
                                                                     Income and       High Total        High Total
                                                                    Growth Fund   Return Fund II       Return Fund
                                                              ----------------- ---------------- -----------------
ASSETS:
Investments in securities, at value (cost
 $158,709,989, $495,313,238, $11,304,024,
 $125,397,589, $261,819,305 and $758,203,187,
 respectively)                                                  $ 142,911,851    $ 221,241,206    $   598,270,628
Short-term securities, at value (cost $0, $0, $0, $0,
 $3,970,431, and $5,955,646, respectively)                                  0        3,970,431          5,955,646
Repurchase agreements                                              14,731,000       31,538,000         18,596,000
Cash                                                                      633              377                128
Foreign cash, at value (cost $0, $1,102,399,
 $35,544, $0, $0 and $0, respectively)                                      0                0                  0
Receivable for investments sold                                     8,321,489                0          2,921,333
Receivable for shares of beneficial interest sold                     183,757        2,047,669          1,419,119
Dividends and interest receivable                                     631,992        7,137,095         17,677,621
Prepaid expenses                                                        5,275            6,323             10,821
                                                                -------------    -------------    ---------------
  Total Assets                                                    166,785,997      265,941,101        644,851,296
                                                                -------------    -------------    ---------------
LIABILITIES:
Payable for investments purchased                                  19,315,481          980,778                  0
Payable for shares of beneficial interest reacquired                1,261,857          849,494          1,892,805
Investment advisory fee payable                                        90,632          167,109            392,500
Distribution fee payable                                               93,793          198,736            465,157
Transfer agent fee payable                                             21,610           30,601             89,457
Administrative services fee payable                                    12,084           22,281            139,331
Tax withholding liability                                                   0                0                  0
Unrealized depreciation of foreign currency forward
 contracts                                                                  0                0                  0
Due to custodian                                                    1,479,827                0                  0
Income distribution payable                                                 0           18,045              9,233
Accrued expenses                                                       74,092          188,345            170,015
                                                                -------------    -------------    ---------------
  Total Liabilities                                                22,349,376        2,455,389          3,158,498
                                                                -------------    -------------    ---------------
NET ASSETS                                                      $ 144,436,621    $ 263,485,712    $   641,692,798
                                                                =============    =============    ===============
NET ASSETS WERE COMPOSED OF:
Capital paid in for shares of benefical interest, $.01 par
 value outstanding (unlimited shares authorized)                $ 114,396,506    $ 304,055,912    $   807,848,735
Undistributed net investment income                                    82,834                0          1,508,011
Accumulated net realized gain (loss) on investments                12,443,019                0         (7,757,158)
Net unrealized appreciation (depreciation) of
 investments and foreign currency                                  17,514,262      (40,570,200)      (159,906,790)
                                                                -------------    -------------    ---------------
  Net Assets                                                    $ 144,436,621    $ 263,485,712    $   641,692,798
                                                                =============    =============    ===============
CLASS A:
Net Assets                                                      $  47,377,954    $  40,924,307    $   148,649,770
                                                                -------------    -------------    ---------------
Shares outstanding                                                  4,049,029        8,555,524         39,419,274
                                                                -------------    -------------    ---------------
Net asset value and redemption value per share (net
 assets/shares outstanding)                                     $       11.70    $        4.78    $          3.77
                                                                =============    =============    ===============
Maximum offering price per share* (net asset value
 plus sales charge of 4.75% of offering price)                  $       12.28    $        5.02    $          3.96
                                                                =============    =============    ===============
CLASS B:
Net Assets                                                      $  55,872,921    $ 168,858,757    $   428,902,524
                                                                -------------    -------------    ---------------
Shares outstanding                                                  4,784,516       35,272,243        113,825,328
                                                                -------------    -------------    ---------------
Net asset value and offering price per share (net
 assets/shares outstanding)                                     $       11.68    $        4.79    $          3.77
                                                                =============    =============    ===============
CLASS C:
Net Assets                                                      $  41,185,746    $  53,702,648    $    64,140,504
                                                                -------------    -------------    ---------------
Shares outstanding                                                  3,530,773       11,203,496         16,947,954
                                                                -------------    -------------    ---------------
Net asset value and offering price per share (net
 assets/shares outstanding)                                     $       11.66    $        4.79    $          3.78
                                                                =============    =============    ===============

* Redemption price varies by length of time shares are held.
See accompanying notes to financial statements.

   NORTHSTAR TRUST
   STATEMENT OF OPERATIONS
   FOR THE PERIOD ENDED OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






                                                          Northstar        Northstar
                                                            Growth+    International
                                                         Value Fund       Value Fund
                                                  ----------------- ----------------
INVESTMENT INCOME:
Dividends (net of withholding tax of $1,924,
 $1,040,897, $9,848, $3,568, $9,480 and $0,
 respectively)                                      $     863,950    $   10,252,842
Interest                                                  459,275         1,106,998
                                                    -------------    --------------
Total investment income                                 1,323,225        11,359,840
                                                    -------------    --------------
EXPENSES:
Investment advisory and management fees                 1,696,786         3,501,309
Distribution fees:
 Class A                                                  112,335           420,852
 Class B                                                  979,399         1,068,936
 Class C                                                  342,938         1,029,533
Transfer agent fees and expenses:
 Class A                                                   58,580           182,262
 Class B                                                  173,233           179,984
 Class C                                                   64,381           170,273
Administrative service fees                               169,679           486,422
Registration fees                                          69,003           145,375
Custodian and fund accounting expenses                     58,657           275,771
Printing and postage expenses                              37,809            89,359
Audit expenses                                             26,548            25,351
Trustee expenses                                            8,713            11,257
Miscellaneous expenses                                     88,992            43,768
                                                    -------------    --------------
                                                        3,887,053         7,630,452
Less expenses reimbursed by management
 company                                                        0                 0
                                                    -------------    --------------
    Total expenses                                      3,887,053         7,630,452
                                                    -------------    --------------
Net investment income (loss)                           (2,563,828)        3,729,388
                                                    -------------    --------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
Net realized gain (loss) on investments               (26,282,879)       28,663,723
Net realized gain (loss) on foreign currency                    0          (957,107)
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currency                                               2,033,312       (25,052,571)
                                                    -------------    --------------
    Net realized and unrealized gain (loss) on
     investments and foreign currency                 (24,249,567)        2,654,045
                                                    -------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $ (26,813,395)   $    6,383,433
                                                    =============    ==============



                                                          Northstar        Northstar        Northstar         Northstar
                                                   Emerging Markets       Income and       High Total        High Total
                                                      Value Fund(1)      Growth Fund   Return Fund II       Return Fund
                                                  ----------------- ---------------- ---------------- -----------------
INVESTMENT INCOME:
Dividends (net of withholding tax of $1,924,
 $1,040,897, $9,848, $3,568, $9,480 and $0,
 respectively)                                      $    208,562     $    2,947,607   $     831,590    $    6,685,801
Interest                                                  22,044          5,265,534      19,429,107        85,875,482
                                                    ------------     --------------   -------------    --------------
Total investment income                                  230,606          8,213,141      20,260,697        92,561,283
                                                    ------------     --------------   -------------    --------------
EXPENSES:
Investment advisory and management fees                   45,079          1,399,807       1,470,229         5,691,286
Distribution fees:
 Class A                                                   5,230            156,253          89,638           586,170
 Class B                                                  16,707            689,593       1,234,071         5,414,302
 Class C                                                  10,940            655,973         427,440           877,968
Transfer agent fees and expenses:
 Class A                                                   3,279             68,004          39,447           236,776
 Class B                                                   2,961            101,166         196,305           798,469
 Class C                                                   2,352             79,643          67,799           136,895
Administrative service fees                                4,508            186,641         196,031           995,897
Registration fees                                         14,350             29,953         115,202            39,008
Custodian and fund accounting expenses                    52,454             60,257          77,468           222,811
Printing and postage expenses                             12,804             27,335          51,753           126,205
Audit expenses                                            18,349             32,316          23,435            35,002
Trustee expenses                                           6,893              9,180           8,773            10,888
Miscellaneous expenses                                     4,233             64,191          64,974            95,775
                                                    ------------     --------------   -------------    --------------
                                                         200,139          3,560,312       4,062,565        15,267,452
Less expenses reimbursed by management
 company                                                  99,612                  0          27,865                 0
                                                    ------------     --------------   -------------    --------------
    Total expenses                                       100,527          3,560,312       4,034,700        15,267,452
                                                    ------------     --------------   -------------    --------------
Net investment income (loss)                             130,079          4,652,829      16,225,997        77,293,831
                                                    ------------     --------------   -------------    --------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
Net realized gain (loss) on investments                 (114,095)        12,372,668         239,074        (7,859,695)
Net realized gain (loss) on foreign currency               1,224                  0         199,374           353,140
Net change in unrealized appreciation
 (depreciation) of investments and foreign
 currency                                             (2,184,372)       (14,833,769)    (40,605,250)     (178,347,256)
                                                    ------------     --------------   -------------    --------------
    Net realized and unrealized gain (loss) on
     investments and foreign currency                 (2,297,243)        (2,461,101)    (40,166,802)     (185,853,811)
                                                    ------------     --------------   -------------    --------------
INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $ (2,167,164)    $    2,191,728   $ (23,940,805)   $ (108,559,980)
                                                    ============     ==============   =============    ==============

(1) For the period January 1, 1998 (commencement of operations) to October 31, 1998.

See accompanying notes to financial statements.

   NORTHSTAR TRUST
   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                    Northstar
                                                                   Growth+Value
                                                                       Fund
                                                         --------------------------------
                                                           For the year     November 18,
                                                               ended          1996(1)
                                                            October 31,    to October 31,
                                                               1998             1997
                                                         ---------------- ---------------
FROM OPERATIONS:
Net investment income (loss)                              $  (2,563,828)   $   (801,952)
Net realized gain (loss) on investments                     (26,282,879)      3,274,748
Net realized gain (loss) on foreign currency                          0               0
Net change in unrealized appreciation (depreciation) of
  investments and foreign currency                            2,033,312      10,516,740
                                                          -------------    ------------
  Increase (decrease) in net assets resulting from
   operations                                               (26,813,395)     12,989,536
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                             0               0
  Class B                                                             0               0
  Class C                                                             0               0
Net realized gain from investments                           (2,294,760)              0
                                                          -------------    ------------
  Total distributions                                        (2,294,760)              0
                                                          -------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                            142,517,062     133,578,481
Net asset value of shares issued to shareholders in
  reinvestment of dividends                                   1,274,079               0
                                                          -------------    ------------
                                                            143,791,141     133,578,481
Cost of shares redeemed                                     (75,727,057)     (8,651,878)
                                                          -------------    ------------
Net increase in net assets derived from capital share
  transactions                                               68,064,084     124,926,603
                                                          -------------    ------------
Net increase in net assets                                   38,955,929     137,916,139
NET ASSETS:
Beginning of period                                         137,916,139               0
                                                          -------------    ------------
End of period                                             $ 176,872,068    $137,916,139
                                                          =============    ============
Undistributed net investment income                       $           0    $          0
                                                          =============    ============



                                                                                              Northstar
                                                                     Northstar                 Emerging
                                                                International Value            Markets
                                                                       Fund                   Value Fund
                                                         --------------------------------- ---------------
                                                            For the year     For the year     January 1,
                                                               ended            ended          1998(1)
                                                            October 31,      October 31,    to October 31,
                                                                1998             1997            1998
                                                         ----------------- --------------- ---------------
FROM OPERATIONS:
Net investment income (loss)                              $     3,729,388   $     (40,240)  $     130,079
Net realized gain (loss) on investments                        28,663,723       3,952,760        (114,095)
Net realized gain (loss) on foreign currency                     (957,107)       (706,679)          1,224
Net change in unrealized appreciation (depreciation) of
  investments and foreign currency                            (25,052,571)        669,652      (2,184,372)
                                                          ---------------   -------------   -------------
  Increase (decrease) in net assets resulting from
   operations                                                   6,383,433       3,875,493      (2,167,164)
FROM DIVIDENDS TO SHAREHOLDERS:
Net investment income:
  Class A                                                               0        (262,842)              0
  Class B                                                               0               0               0
  Class C                                                               0         (74,358)              0
Net realized gain from investments                             (1,549,040)       (790,064)              0
                                                          ---------------   -------------   -------------
  Total distributions                                          (1,549,040)     (1,127,264)              0
                                                          ---------------   -------------   -------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                              482,660,108     177,693,876      13,039,367
Net asset value of shares issued to shareholders in
  reinvestment of dividends                                     1,115,780       1,087,022               0
                                                          ---------------   -------------   -------------
                                                              483,775,888     178,780,898      13,039,367
Cost of shares redeemed                                      (175,792,173)    (31,008,648)     (1,170,295)
                                                          ---------------   -------------   -------------
Net increase in net assets derived from capital share
  transactions                                                307,983,715     147,772,250      11,869,072
                                                          ---------------   -------------   -------------
Net increase in net assets                                    312,818,108     150,520,479       9,701,908
NET ASSETS:
Beginning of period                                           181,827,375      31,306,896               0
                                                          ---------------   -------------   -------------
End of period                                             $   494,645,483   $ 181,827,375   $   9,701,908
                                                          ===============   =============   =============
Undistributed net investment income                       $     3,746,253   $       5,612   $     131,303
                                                          ===============   =============   =============

(1) Commencement of operations.

See accompanying notes to financial statements.

   NORTHSTAR TRUST
   STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






                                                                                           Northstar
                                                      Northstar                        High Total Return
                                                Income and Growth Fund                      Fund II
                                           -------------------------------- ---------------------------------------
                                            For the year     For the year    For the year       For the period
                                               ended            ended           ended        January 31, 1997(1)
                                            October 31,      October 31,     October 31,        to October 31,
                                                1998             1997            1998                1997
                                           -------------    -------------   -------------        -----------
FROM OPERATIONS:
Net investment income                       $  4,652,829     $  4,860,869    $ 16,225,997    $   486,767
Net realized gain (loss) on investments       12,372,668        8,423,068         239,074        342,601
Net realized gain on foreign currency                  0                0         199,374              0
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency                            (14,833,769)      18,154,797     (40,605,250)        35,050
                                           -------------    -------------   -------------    -----------
 Increase (decrease) in net assets
  resulting from operations                    2,191,728       31,438,734     (23,940,805)       864,418
FROM DIVIDENDS TO
 SHAREHOLDERS:
Net investment income:
 Class A                                      (1,645,418)      (1,758,881)     (2,724,046)      (127,869)
 Class B                                      (1,649,267)      (1,535,284)    (10,361,927)      (536,348)
 Class C                                      (1,532,895)      (1,387,594)     (3,578,472)      (165,151)
Return of capital
 Class A                                               0                0        (184,498)       (17,201)
 Class B                                               0                0        (760,637)       (76,530)
 Class C                                               0                0        (241,600)       (24,768)
Net realized gain from investments            (8,297,946)     (22,088,154)              0              0
                                           -------------    -------------   -------------    -----------
 Total distributions                         (13,125,526)     (26,769,913)    (17,851,180)      (947,867)
                                           -------------    -------------   -------------    -----------
FROM CAPITAL SHARE
 TRANSACTIONS:
Net proceeds from sale of shares              23,793,209       31,477,216     288,856,753     62,136,277
Net asset value of shares issued to
 shareholders in reinvestment
 of dividends                                 10,902,341       19,661,408       5,327,944        249,885
                                           -------------    -------------   -------------    -----------
                                              34,695,550       51,138,624     294,184,697     62,386,162
Cost of shares redeemed                      (76,452,625)     (75,510,753)    (47,864,975)    (3,344,738)
                                           -------------    -------------   -------------    -----------
Net increase (decrease) in net assets
 derived from capital share transactions     (41,757,075)     (24,372,129)    246,319,722     59,041,424
                                           -------------    -------------   -------------    -----------
Net increase (decrease) in net assets        (52,690,873)     (19,703,308)    204,527,737     58,957,975
NET ASSETS:
Beginning of period                          197,127,494      216,830,802      58,957,975              0
                                           -------------    -------------   -------------    -----------
End of period                               $144,436,621     $197,127,494    $263,485,712    $58,957,975
                                           =============    =============   =============    ===========
Undistributed net investment income         $     82,834     $    327,877    $          0    $         0
                                           =============    =============   =============    ===========



                                                        Northstar
                                                    High Total Return
                                                          Fund
                                           -----------------------------------
                                            For the year      For the year
                                               ended             ended
                                            October 31,       October 31,
                                                1998              1997
                                            ------------      ------------
FROM OPERATIONS:
Net investment income                       $ 77,293,831      $ 73,460,031
Net realized gain (loss) on investments       (7,859,695)       27,484,100
Net realized gain on foreign currency            353,140            39,530
Net change in unrealized appreciation
 (depreciation) of investments and
 foreign currency                          (178,347,256)         9,355,358
                                           -------------     -------------
 Increase (decrease) in net assets
  resulting from operations                (108,559,980)       110,339,019
FROM DIVIDENDS TO
 SHAREHOLDERS:
Net investment income:
 Class A                                    (19,771,933)       (19,197,944)
 Class B                                    (51,139,518)       (44,408,129)
 Class C                                     (8,241,961)        (7,446,587)
Return of capital
 Class A                                              0                  0
 Class B                                              0                  0
 Class C                                              0                  0
Net realized gain from investments          (27,484,835)                 0
                                           -------------     -------------
 Total distributions                       (106,638,247)       (71,052,660)
                                           -------------     -------------
FROM CAPITAL SHARE
 TRANSACTIONS:
Net proceeds from sale of shares            111,204,153        371,371,162
Net asset value of shares issued to
 shareholders in reinvestment
 of dividends                                37,990,952         23,235,292
                                           -------------     -------------
                                            149,195,105        394,606,454
Cost of shares redeemed                    (182,472,430)     (112,723,639)
                                           -------------     -------------
Net increase (decrease) in net assets
 derived from capital share transactions    (33,277,325)      281,882,815
                                           -------------     -------------
Net increase (decrease) in net assets      (248,475,552)      321,169,174
NET ASSETS:
Beginning of period                         890,168,350       568,999,176
                                           -------------     -------------
End of period                              $641,692,798      $890,168,350
                                           =============     =============
Undistributed net investment income        $  1,508,011      $  3,207,758
                                           =============     =============

(1) Commencement of operations.

 See accompanying notes to financial statements.

   NORTHSTAR TRUST
   FINANCIAL HIGHLIGHTS
   SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH PERIOD
--------------------------------------------------------------------------------


                                        Net realized               Dividends   Distributions
            Net Asset                   & unrealized     Total       declared    declared
              Value,         Net         gain (loss)     from      from net      from net
  Period   beginning     investment          on       investment   investment    realized
   ended   of period    income (loss)    investments  operations     income        gain
---------  ----------   -------------  -------------  -----------  ----------   -----------
                                      Growth + Value Fund, Class A
11/18/96-
10/31/97    $  10.00       $  0.05)      $   2.20      $   2.15    $     --      $     --
10/31/98       12.15         (0.11)         (1.42)        (1.53)         --         (0.18)
                                      Growth + Value Fund, Class B
11/18/96-
10/31/97       10.00         (0.08)          2.16          2.08          --            --
10/31/98       12.08         (0.16)         (1.45)        (1.61)         --         (0.18)
                                      Growth + Value Fund, Class C
11/18/96-
10/31/97       10.00         (0.08)          2.16          2.08          --            --
10/31/98       12.08         (0.16)         (1.45)        (1.61)         --         (0.18)
                                   International Value Fund, Class A
3/06/95 -
10/31/95        7.64          0.09           0.37          0.46          --            --
10/31/96        8.10          0.14           0.85          0.99       (0.04)           --
10/31/97        9.05         (0.09)          2.30          2.21       (0.14)        (0.22)
10/31/98       10.90          0.11           0.96          1.07          --         (0.09)
                                   International Value Fund, Class B
4/17/97 -
10/31/97       10.00         (0.02)          0.89          0.87          --            --
10/31/98       10.87          0.07           0.91          0.98          --         (0.09)
                                   International Value Fund, Class C
3/06/95 -
10/31/95        7.61          0.06           0.38          0.44          --            --
10/31/96        8.05          0.05           0.86          0.91       (0.03)           --
10/31/97        8.93         (0.06)          2.20          2.14       (0.04)        (0.17)
10/31/98       10.86          0.06           0.92          0.98          --         (0.09)
                                  Emerging Markets Value Fund, Class A
1/01/98 -
10/31/98       10.00          0.12          (2.43)        (2.31)         --            --
                                  Emerging Markets Value Fund, Class B
1/01/98 -
10/31/98       10.00          0.09          (2.44)        (2.35)         --            --
                                  Emerging Markets Value Fund, Class C
1/01/98 -
10/31/98       10.00          0.09          (2.46)        (2.37)         --            --



               Net                     Net      Ratio of      Ratio of      Ratio of net
              Asset                  Assets,    expenses     expense         investment
              Value,                 end of   to average   reimbursement     income to
 Period       end of      Total      period      net         to average      average      Portfolio
  ended       period      return     (000's)   assets(1)   net assets(1)   net assets(1)  turnover
----------  ---------   ----------  ---------  ---------   ------------  ---------------  ---------
11/18/96-
10/31/97    $  12.15       21.50%   $ 34,346      1.84%         0.02%          (0.94%)        144%
10/31/98       10.44      (12.63)     33,425      1.72            --           (0.92)         162
11/18/96-
10/31/97       12.08       20.80      76,608      2.55          0.02           (1.68)         144
10/31/98       10.29      (13.38)    105,991      2.45            --           (1.67)         162
11/18/96-
10/31/97       12.08       20.80      26,962      2.56          0.02           (1.70)         144
10/31/98       10.29      (13.38)     37,456      2.46            --           (1.69)         162
3/06/95 -
10/31/95        8.10        9.39       5,188      1.85          6.08             1.67           0
10/31/96        9.05       12.15      16,777      1.85          0.97             1.52          74
10/31/97       10.90       27.59      60,539      1.80          0.27             0.46          26
10/31/98       11.88        9.86     211,018      1.74            --             1.62          32
4/17/97 -
10/31/97       10.87        8.70      59,185      2.50          0.08           (0.71)          26
10/31/98       11.76        9.16     145,976      2.47            --             0.69          32
3/06/95 -
10/31/95        8.05        8.89       5,749      2.50          6.08             1.13           0
10/31/96        8.93       11.39      14,530      2.50          1.21             0.62          74
10/31/97       10.86       25.92      62,103      2.50          0.24           (0.23)          26
10/31/98       11.75        9.07     137,651      2.47            --             0.68          32
1/01/98 -
10/31/98        7.69      (23.10)      3,815      1.80          2.08             3.38           7
1/01/98 -
10/31/98        7.65      (23.50)      3,583      2.50          2.24             2.55           7
1/01/98 -
10/31/98        7.63      (23.70)      2,304      2.50          2.37             2.60           7

(1) Annualized See accompanying notes to financial statements.

   NORTHSTAR TRUST
   FINANCIAL HIGHLIGHTS
   SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT
   EACH PERIOD -- (CONTINUED)
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]






                                        Net realized               Dividends   Distributions
            Net Asset                   & unrealized     Total       declared    declared
              Value,         Net         gain (loss)     from      from net      from net
  Period   beginning     investment          on       investment   investment    realized
   ended   of period    income (loss)    investments  operations     income        gain
---------  ----------   -------------  -------------  -----------  ----------   -----------
                                     Income and Growth Fund, Class A
11/08/93 -
10/31/94     $  10.00       $  0.30        $  0.05)     $   0.25     $  0.25)     $     --
10/31/95        10.00          0.35           0.84          1.19       (0.33)           --
10/31/96        10.86          0.32           1.29          1.61       (0.31)           --
10/31/97        12.16          0.38           1.53          1.91       (0.34)        (1.26)
10/31/98        12.47          0.37          (0.22)         0.15       (0.39)        (0.53)
                                     Income and Growth Fund, Class B
2/09/94 -
10/31/94        10.64          0.20          (0.65)        (0.45)      (0.20)           --
10/31/95         9.99          0.27           0.85          1.12       (0.27)           --
10/31/96        10.84          0.24           1.28          1.52       (0.23)           --
10/31/97        12.13          0.27           1.55          1.82       (0.25)        (1.26)
10/31/98        12.44          0.29          (0.22)         0.07       (0.30)        (0.53)
                                     Income and Growth Fund, Class C
3/21/94 -
10/31/94        10.37          0.20          (0.38)        (0.18)      (0.20)           --
10/31/95         9.99          0.27           0.85          1.12       (0.28)           --
10/31/96        10.83          0.24           1.28          1.52       (0.23)           --
10/31/97        12.12          0.28           1.54          1.82       (0.26)        (1.26)
10/31/98        12.42          0.31          (0.24)         0.07       (0.30)        (0.53)
                                    High Total Return Fund II, Class A
1/31/97 -
10/31/97         5.00          0.28           0.53          0.81       (0.28)           --
10/31/98         5.49          0.50          (0.70)        (0.20)      (0.48)           --
                                    High Total Return Fund II, Class B
1/31/97 -
10/31/97         5.00          0.25           0.53          0.78       (0.25)           --
10/31/98         5.49          0.47          (0.70)        (0.23)      (0.44)           --
                                    High Total Return Fund II, Class C
1/31/97 -
10/31/97         5.00          0.25           0.54          0.79       (0.25)           --
10/31/98         5.50          0.47          (0.71)        (0.24)      (0.44)           --
                                     High Total Return Fund, Class A
11/08/93 -
10/31/94         5.00          0.41          (0.60)        (0.19)      (0.40)           --
10/31/95         4.41          0.48           0.07          0.55       (0.48)           --
10/31/96         4.48          0.46           0.32          0.78       (0.48)           --
10/31/97         4.78          0.48           0.20          0.68       (0.46)           --
10/31/98         5.00          0.46          (1.07)        (0.61)      (0.47)        (0.15)
                                     High Total Return Fund, Class B
2/09/94 -
10/31/94         5.20          0.33          (0.80)        (0.47)      (0.32)           --
10/31/95         4.41          0.45           0.06          0.51       (0.45)           --
10/31/96         4.47          0.43           0.32          0.75       (0.45)           --
10/31/97         4.77          0.44           0.22          0.66       (0.43)           --
10/31/98         5.00          0.43          (1.07)        (0.64)      (0.44)        (0.15)
                                     High Total Return Fund, Class C
3/21/94 -
10/31/94         5.06          0.26          (0.65)        (0.39)      (0.26)           --
10/31/95         4.41          0.44           0.09          0.53       (0.45)           --
10/31/96         4.49          0.43           0.32          0.75       (0.45)           --
10/31/97         4.79          0.44           0.22          0.66       (0.43)           --
10/31/98         5.02          0.43          (1.08)        (0.65)      (0.44)        (0.15)





                                  Net                     Net      Ratio of      Ratio of      Ratio of net
                                 Asset                  Assets,    expenses     expense         investment
             Distributions       Value,                 end of   to average   reimbursement     income to
 Period         declared         end of      Total      period      net         to average      average      Portfolio
  ended      from Capital        period      return     (000's)   assets(1)   net assets(1)   net assets(1)  turnover
---------  ------------------  ---------   ----------  ---------  ---------   ------------  ---------------  ---------
11/08/93 -
10/31/94       $     --     $  10.00       2.48%   $ 72,223        1.50%           0.47%          3.73%          26%
10/31/95             --        10.86      13.19      76,031        1.51              --           3.39           91
10/31/96             --        12.16      14.48      85,250        1.52              --           2.78          147
10/31/97             --        12.47      17.02      53,805        1.47              --           2.90           56
10/31/98             --        11.70       1.12      47,378        1.40              --           2.99          102
2/09/94 -
10/31/94             --         9.99      (4.20)     37,767        2.20            0.16           3.00           26
10/31/95             --        10.84      12.31      60,347        2.23              --           2.66           91
10/31/96             --        12.13      13.60      71,123        2.26              --           2.04          147
10/31/97             --        12.44      15.06      73,829        2.18              --           2.18           56
10/31/98             --        11.68       0.44      55,873        2.12              --           2.28          102
3/21/94 -
10/31/94             --         9.99      (1.75)      4,823        2.20            0.06           2.87           26
10/31/95             --        10.83      12.33      53,661        2.22              --           2.67           91
10/31/96             --        12.12      13.68      60,458        2.20              --           2.10          147
10/31/97             --        12.42      15.04      69,494        2.15              --           2.21           56
10/31/98             --        11.66       0.51      41,186        2.09              --           2.32          102
1/31/97 -
10/31/97          (0.04)        5.49      16.53       8,548        1.26            3.36           5.89          164
10/31/98          (0.03)        4.78      (4.23)     40,924        1.44            0.01           8.90          150
1/31/97 -
10/31/97          (0.04)        5.49      15.91      38,076        1.95            0.75           5.20          164
10/31/98          (0.03)        4.79      (4.90)    168,859        2.17            0.02           8.17          150
1/31/97 -
10/31/97          (0.04)        5.50      16.12      12,334        1.95            0.78           5.17          164
10/31/98          (0.03)        4.79      (4.90)     53,703        2.17            0.01           8.16          150
11/08/93 -
10/31/94             --         4.41      (4.11)     50,797        1.50            0.99          10.09          163
10/31/95             --         4.48      13.02      88,552        1.55              --          10.90          145
10/31/96             --         4.78      18.14     167,698        1.52              --           9.86          158
10/31/97             --         5.00      15.03     215,361        1.42              --           9.88          183
10/31/98             --         3.77     (13.65)    148,650        1.30              --           9.93          123
2/09/94 -
10/31/94             --         4.41      (9.30)     25,880        2.20            0.20           9.72          163
10/31/95             --         4.47      11.97      96,362        2.25              --          10.20          145
10/31/96             --         4.77      17.08     346,919        2.23              --           9.14          158
10/31/97             --         5.00      14.46     577,351        2.12              --           9.18          183
10/31/98             --         3.77     (14.28)    428,903        2.02              --           9.20          123
3/21/94 -
10/31/94             --         4.41     ((7.21)      2,330        2.20            0.11           9.46          163
10/31/95             --         4.49      12.44      11,011        2.27              --          10.18          145
10/31/96             --         4.79      17.28      54,382        2.23              --           9.14          158
10/31/97             --         5.02      14.42      97,457        2.13              --           9.18          183
10/31/98             --         3.78     (14.41)     64,141        2.03              --           9.19          123

(1)  Annualized See accompanying notes to financial statements.

   NORTHSTAR TRUST
   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998
--------------------------------------------------------------------------------


NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES


      Organization -- The Northstar Trust (the "Trust"), a business trust, was organized under the laws of the Commonwealth of Massachusetts and registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The names of each of the six investment series (collectively the "Funds") which comprise the Trust and their respective investment objectives are set forth below.


      NORTHSTAR GROWTH+VALUE FUND, ("Growth+Value Fund") is a diversified portfolio with the investment objective of capital appreciation by investing in equity securities. The Fund seeks to achieve its objective through investments in companies the portfolio manager identifies as either growth or value through quantitative analysis.


      NORTHSTAR INTERNATIONAL VALUE FUND, ("International Value Fund") is a diversified portfolio with the investment objective of long-term capital appreciation. The Fund invests primarily in foreign companies with a market valuation of greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization. Portfolio managers apply the technique of "value investing".


      NORTHSTAR EMERGING MARKETS VALUE FUND, ("Emerging Markets Value Fund") is a diversified portfolio with the investment objective of long-term capital appreciation. The Fund invests primarily in foreign companies located in countries with emerging markets. Portfolio managers apply the technique of "value investing".


      NORTHSTAR INCOME AND GROWTH FUND, ("Income and Growth Fund") is a diversified portfolio with the investment objective of current income balanced with capital appreciation. The Fund seeks to achieve its objective through investments in a diversified group of securities selected for their prospects of providing both current income and long-term growth of capital.


      NORTHSTAR HIGH TOTAL RETURN FUND II, ("High Total Return Fund II") is a diversified portfolio with the investment objective of high income and captial appreciation. The Fund invests primarily in a diversified group of fixed income securities which are selected for high current income and the potential for capital growth, including lower-rated fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.


      NORTHSTAR HIGH TOTAL RETURN FUND, ("High Total Return Fund") is a diversified portfolio with the investment objective of high income and capital appreciation. The Fund invests primarily in a diversified group of fixed income securities which are selected for high current income and the potential for capital growth, including lower-rated fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.


      Security Valuation -- Equity securities are valued at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid or asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Trust. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Funds' securities.


      Management's Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


      Security Transactions, Investment Income, Expenses -- Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accrued, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates. Income, expenses (except class specific expenses), and realized/unrealized gains/losses, are allocated proportionately to each Fund or class of shares based upon the relative daily net asset value.


      Distributions to Shareholders -- Dividends from net investment income are declared and paid monthly by the High Total Return Fund II and High Total Return Fund, and declared and paid quarterly by the Income and Growth Fund, and declared and paid annually by the Growth+Value Fund, International Value Fund, and Emerging Markets Value Fund. Distributions of net realized capital gains, if any, are declared annually; however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

   NORTHSTAR TRUST
   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                             [NORTHSTAR TRUST LOGO APPEARS HERE]




      The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with Federal tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of net operating losses and foreign currency transactions. As of October 31, 1998, the following amounts have been reclassified between undistributed net investment income, accumulated net realized gain on investments and paid-in-capital:



                                                 ACCUMULATED
                               UNDISTRIBUTED     NET REALIZED
                               NET INVESTMENT    GAIN ON            PAID-IN-
                                   INCOME        INVESTMENTS        CAPITAL
                              ---------------   -------------   ---------------
Growth+Value Fund              2,563,828        (178,035)       (2,385,793)
International Value Fund          11,253          (9,453)           (1,800)
Emerging Markets Value
   Fund                            1,224          (1,224)                0
Income and Growth
   Fund                          (70,292)         70,292                 0
High Total Return Fund II      1,625,183        (438,448)       (1,186,735)
High Total Return Fund           159,834        (159,834)                0

      These restatements did not affect net investment income, net realized gain on investments, or net assets for the year ended October 31, 1998.


      Foreign Currency -- The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.


      Net realized gain(loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation(depreciation) of investments and foreign currency arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the exchange rate.


      Foreign Currency Forward Contracts and Options and Futures -- The Funds may enter into foreign currency forward contracts ("contracts") to purchase or sell currencies at a specified rate at a future date. The Funds may enter into these contracts solely for hedging purposes.


      The Funds write and purchase put and call options on foreign currencies. The premium paid or collected by the Funds for the purchase or sale of a call or put option is recorded as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Funds have purchased or sold expires on the stipulated expiration date, the Funds realize a gain or loss in the amount of the cost of the option.


      The amount of potential gain or loss to the Funds upon exercise of a written call option is the value (in U.S. dollars) of the currency sold, less the value of the U.S. dollars received in exchange. The amount of potential gain or loss to the Funds upon exercise of a written put option is the value (in U.S. dollars) of the currency received, less the value of the U.S. dollars paid in exchange.


      Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contract and from unanticipated movement in the value of a foreign currency relative to the U.S. dollar.


      Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Fund's agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading.


      Variation margin payments are received or made, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.



      Repurchase Agreements -- The Funds' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.



      Federal Income Taxes -- The Trust intends to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no Federal income tax provision or excise tax provision is required.



      Organization Costs -- Costs incurred by the Trust in connection with its organization of each Fund have been deferred and are

   NORTHSTAR TRUST
   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

being amortized over a period of five years from the date the Funds commenced operations.


NOTE 2. INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR


      Northstar Holding, Inc. (and its wholly-owned operating subsidiaries, Northstar Investment Management Corp., Northstar Distributors, Inc. and Northstar Administrator Corp.) is an indirect wholly-owned subsidiary of Reliastar Financial Corp. Northstar Investment Management Corp. (the "Adviser") serves as each Fund's investment adviser. The Growth+Value Fund, International Value Fund, and Emerging Markets Value Fund pay the Adviser an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets. The Income and Growth Fund and High Total Return Fund pay the Adviser an investment advisory fee calculated at an annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets, 0.60% on the next $250,000,000 of such assets, and 0.55% on the assets of each Fund in excess of $1 billion. The High Total Return Fund II pays the Adviser an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets. For the year ended October 31, 1998, the Adviser earned $13,804,496 in investment advisory fees. Navellier Fund Management, Inc. ("Navellier"), a registered investment adviser, serves as subadviser to the Growth+Value Fund pursuant to a Subadvisory Agreement dated July 31, 1996, between the Adviser and Navellier. For its services, Navellier received from the Adviser, a fee equal to 0.64% of the average daily net assets of the Fund from November 1, 1997 through June 30, 1998 and 0.50% of the average daily net assets of the Fund from July 1, 1998 thru October 31, 1998. For the year ended October 31, 1998, Navellier received $998,812 in subadvisory fees from the Adviser. Brandes Investment Partners, L.P. ("Brandes"), a registered investment adviser, serves as subadviser to the International Value Fund and Emerging Markets Value Fund pursuant to Subadvisory Agreements dated February 28, 1997 and November 8, 1997, respectively, between the Adviser and Brandes. For its services, Brandes receives from the Adviser an annual fee equal to 50% of the management fee that each of the Funds' it subadvises pays the Adviser (currently 0.50% of the average daily net assets of each Fund). For the year ended October 31, 1998, Brandes received $1,750,654 and $20,985 in subadvisory fees from the Adviser for the International Value Fund and Emerging Markets Value Fund, respectively. Wilson/Bennett Capital Management, Inc. ("Wilson/Bennett"), a registered investment adviser, served as subadviser with respect to the common stock portion of the Income and Growth Fund pursuant to a Subadvisory Agreement dated July 31, 1996 and terminated December 31, 1997 between the Adviser and Wilson/Bennett. For its services, Wilson/Bennett received from the Adviser an annual fee equal to 0.20% of the first $125 million of the average daily net assets it managed, 0.25% of the next $125 million, and 0.30% for assets in excess of $250 million. For the period November 1, 1997 thru December 31, 1997, Wilson/Bennett received $39,209 in subadvisory fees from the Adviser. The Adviser has voluntarily undertaken to limit the expenses of the Emerging Markets Value Fund to 1.80% (Class A) and 2.50% (Class B and C) of each respective class's average net assets. The Adviser had voluntarily limited the expenses of High Total Return Fund II to 1.25% (Class A) and 1.95% (Class B and
C) until December 31, 1997 of each respective class's average net assets. The Adviser will reimburse the funds for amounts in excess of such limits. As of October 31, 1998, the Adviser's reimbursements totaled $99,612 and $27,865 for the Emerging Markets Value Fund and High Total Return Fund II, respectively. Northstar Administrators Corp. (the "Administrator"), an affiliate of the Adviser, serves as each Fund's administrator. The Funds pay the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets, and an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the period ended October 31, 1998, the Administrator earned $2,039,178 in administrative and account servicing fees. Northstar Distributors, Inc. (the "Distributor"), an affiliate of the Adviser and the Administrator, is the distributor of each Fund's shares. Under separate Distribution Plans pertaining to Class A, B, and C shares, the Trust pays the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in Class A, B and C shares and monthly distribution fees at the annual rate of 0.05% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B and C shares. As of October 31, 1998, the Trust owed the Distributor $1,152,528 in service and distribution fees. The Distributor also receives the proceeds of initial sales charges paid by shareholders upon the purchase of Class A shares and contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, B and C shares. For the period ended October 31, 1998, the Distributor earned the following amounts in sales charges:



                               CLASS A        CLASS B        CLASS C
                                SHARES         SHARES         SHARES
                             -----------   -------------   -----------
Initial sales charges        $570,894          N/A            N/A
Contingent deferred sales
   charges                   $ 68,945      $3,560,106      $215,124

   NORTHSTAR TRUST
   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]





NOTE 3. PURCHASES AND SALES OF INVESTMENT SECURITIES


     The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the period ended October 31, 1998, were as follows:



                                                            EMERGING         INCOME AND        HIGH TOTAL      HIGH TOTAL
                        GROWTH+VALUE    INTERNATIONAL       MARKETS           GROWTH            RETURN          RETURN
                            FUND          VALUE FUND      VALUE FUND           FUND           FUND II           FUND
                       -------------   --------------     ------------      -----------     -------------    ------------------
Aggregate purchases    $326,565,556      $400,225,350     $11,782,129      $182,947,621      $475,140,016      $  959,567,681
Aggregate sales        $259,620,298      $104,043,711     $   363,973      $229,365,309      $254,608,488      $1,016,787,372

     U.S. Government Securities included above were as follows:



                                                            EMERGING     INCOME AND      HIGH TOTAL    HIGH TOTAL
                        GROWTH+VALUE    INTERNATIONAL       MARKETS      GROWTH          RETURN        RETURN
                            FUND          VALUE FUND      VALUE FUND      FUND           FUND II        FUND
                       -------------   --------------     ------------  -----------     ------------- -----------
Aggregate purchases         $0              $0              $0         $14,548,850          $0            $0
Aggregate sales             $0              $0              $0         $47,757,966          $0            $0

NOTE 4. PORTFOLIO SECURITIES (TAX BASIS)


     The cost of securities for federal income tax purposes and the aggregate appreciation and depreciation of securities at October 31, 1998 were as follows:



                                                                                 EMERGING
                                             GROWTH+VALUE   INTERNATIONAL        MARKETS
                                                FUND           VALUE FUND       VALUE FUND
                                           --------------   --------------   ---------------
Cost (tax basis)                            $158,709,989     $ 495,338,340     $ 11,304,024
                                            ------------     -------------     ------------
Appreciated securities                        20,645,083        40,204,588          397,143
Depreciated securities                         8,095,031        64,037,157        2,582,467
                                            ------------     -------------     ------------
Net unrealized appreciation/depreciation    $ 12,550,052     $ (23,832,569)    $ (2,185,324)
                                            ------------     -------------     ------------



                                              INCOME AND       HIGH TOTAL        HIGH TOTAL
                                                GROWTH           RETURN            RETURN
                                                 FUND           FUND II             FUND
                                           --------------- ----------------- ------------------
Cost (tax basis)                            $125,380,435     $ 265,789,736     $  765,808,867
                                            ------------     -------------     --------------
Appreciated securities                        17,776,323         1,702,169         31,622,154
Depreciated securities                           279,215        42,280,268        189,904,679
                                            ------------     -------------     --------------
Net unrealized appreciation/depreciation    $ 17,497,108     $ (40,578,099)    $ (158,282,525)
                                            ------------     -------------     --------------

   NORTHSTAR TRUST
   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

NOTE 5. CAPITAL SHARE TRANSACTIONS


     Transactions in capital shares of each Fund for the period ended October 31, 1998, were as follows:



                                                         NORTHSTAR GROWTH+VALUE FUND
                       ------------------------------------------------------------------------------------------------
                                   CLASS A                          CLASS B                         CLASS C
                       -------------------------------- -------------------------------- ------------------------------
                            SHARES          AMOUNT           SHARES          AMOUNT          SHARES         AMOUNT
                       --------------- ---------------- --------------- ---------------- ------------- ----------------
Shares sold                    4,527,627    $  52,348,896       5,430,943    $  62,929,378     2,339,701    $  27,238,788
Reinvested dividends              35,555          384,794          62,402          668,329        20,745          220,956
Shares redeemed               (4,188,964)     (47,906,940)     (1,536,021)     (17,178,931)     (952,396)     (10,641,186)
                              ----------    -------------      ----------    -------------     ---------    -------------
Net increase                     374,218    $   4,826,750       3,957,324    $  46,418,776     1,408,050    $  16,818,558
                              ----------    -------------      ----------    -------------     ---------    -------------


                                                       NORTHSTAR INTERNATIONAL VALUE FUND
                       ---------------------------------------------------------------------------------------------------
                                    CLASS A                           CLASS B                          CLASS C
                       ---------------------------------- -------------------------------- -------------------------------
                            SHARES            AMOUNT           SHARES          AMOUNT           SHARES          AMOUNT
                       ---------------- ----------------- --------------- ---------------- --------------- ---------------
Shares sold                   23,471,551    $ 278,306,972       8,027,215    $  96,730,318     8,950,805    $ 107,622,818
Reinvested dividends              36,151          393,327          31,621          342,751        35,060          379,702
Shares redeemed              (11,301,948)    (128,653,076)     (1,093,303)     (12,477,274)   (2,992,118)     (34,661,823)
                             -----------   --------------      ----------    -------------    ----------    -------------
Net increase                  12,205,754   $  150,047,223       6,965,533    $  84,595,795     5,993,747    $  73,340,697
                             -----------   --------------      ----------    -------------    ----------    -------------


                                                       NORTHSTAR EMERGING MARKETS VALUE FUND
                       ------------------------------------------------------------------------------------------
                                 CLASS A                        CLASS B                        CLASS C
                       ----------------------------   ----------------------------   ----------------------------
                                  SHARES          AMOUNT         SHARES          AMOUNT         SHARES          AMOUNT
                              ------------   -------------   ------------   -------------   ------------   -------------
Shares sold                      586,703       $5,310,769         487,684       $4,541,148       348,558       $3,187,450
Reinvested dividends                   0                0               0                0             0                0
Shares redeemed                  (90,645)        (709,667)        (19,286)        (143,736)      (46,689)        (316,892)
                                 -------       ----------         -------       ----------       -------       ----------
Net increase                     496,058       $4,601,102         468,398       $4,397,412       301,869       $2,870,558
                                 -------       ----------         -------       ----------       -------       ----------


                                                        NORTHSTAR INCOME AND GROWTH FUND
                       --------------------------------------------------------------------------------------------------
                                   CLASS A                          CLASS B                          CLASS C
                       -------------------------------- -------------------------------- --------------------------------
                                SHARES          AMOUNT           SHARES          AMOUNT           SHARES          AMOUNT
                         --------------- ---------------- --------------- ---------------- --------------- ----------------
Shares sold                    1,460,784    $  17,299,976         385,541    $   4,710,280       143,591    $   1,782,953
Reinvested dividends             286,311        3,468,930         250,270        3,026,653       364,493        4,406,758
Shares redeemed               (2,013,738)     (24,214,525)     (1,788,219)     (21,794,555)   (2,573,208)     (30,443,545)
                              ----------    -------------      ----------    -------------    ----------    -------------
Net decrease                    (266,643)   $  (3,445,619)     (1,152,408)   $ (14,057,622)   (2,065,124)   $ (24,253,834)
                              ----------    -------------      ----------    -------------    ----------    -------------


                                                      NORTHSTAR HIGH TOTAL RETURN FUND II
                       -------------------------------------------------------------------------------------------------
                                   CLASS A                          CLASS B                         CLASS C
                       -------------------------------- ------------------------------- --------------------------------
                                SHARES          AMOUNT           SHARES          AMOUNT          SHARES          AMOUNT
                       ----------------- ---------------- --------------- --------------- --------------- ----------------
Shares sold                    9,464,888    $  52,213,452      30,726,099    $ 169,510,680    12,093,890    $  67,132,621
Reinvested dividends             195,435        1,047,749         533,502        2,853,263       265,028        1,426,932
Shares redeemed               (2,663,248)     (14,330,427)     (2,921,191)     (15,435,403)   (3,399,441)     (18,099,145)
                              ----------    -------------      ----------    -------------    ----------    -------------
Net increase                   6,997,075    $  38,930,774      28,338,410    $ 156,928,540     8,959,477    $  50,460,408
                              ----------    -------------      ----------    -------------    ----------    -------------


                                                         NORTHSTAR HIGH TOTAL RETURN FUND
                       ----------------------------------------------------------------------------------------------------
                                    CLASS A                           CLASS B                          CLASS C
                       --------------------------------- --------------------------------- --------------------------------
                                 SHARES           AMOUNT           SHARES           AMOUNT           SHARES          AMOUNT
                           ---------------- ---------------- ---------------- ---------------- --------------- ----------------
Shares sold                    7,307,502    $  33,700,237      13,631,735    $  63,015,584     3,164,086    $  14,488,332
Reinvested dividends           2,832,172       13,014,409       4,666,940       21,417,535       773,187        3,559,008
Shares redeemed              (13,775,835)     (63,140,734)    (19,998,694)     (90,185,269)   (6,407,467)     (29,146,427)
                             -----------    -------------     -----------    -------------    ----------    -------------
Net decrease                  (3,636,161)   $ (16,426,088)     (1,700,019)   $  (5,752,150)   (2,470,194)   $ (11,099,087)
                             -----------    -------------     -----------    -------------    ----------    -------------

   NORTHSTAR TRUST
   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]





     Transactions in capital shares of each class of shares of each Fund for the period ended October 31, 1997, were as follows:



                                                         NORTHSTAR GROWTH+VALUE FUND
                       ------------------------------------------------------------------------------------------------
                                  CLASS A                          CLASS B                          CLASS C
                       ------------------------------   ------------------------------   ------------------------------
                                SHARES          AMOUNT           SHARES          AMOUNT           SHARES          AMOUNT
                       -----------------   --------------   -------------   --------------   -------------   --------------
Shares sold                    3,198,589     $ 35,128,129       6,594,961     $ 72,326,051     2,376,801     $ 26,124,301
Reinvested dividends                   0                0               0                0             0                0
Shares redeemed                 (371,688)      (4,227,202)       (252,824)      (2,794,803)     (144,248)      (1,629,873)
                               ---------     ------------       ---------     ------------     ---------     ------------
Net increase                   2,826,901     $ 30,900,927       6,342,137     $ 69,531,248     2,232,553     $ 24,494,428
                               ---------     ------------       ---------     ------------     ---------     ------------


                                                          NORTHSTAR INTERNATIONAL VALUE FUND
                       --------------------------------------------------------------------------------------------------------
                                    CLASS A                            CLASS B                            CLASS C
                       ----------------------------------   ------------------------------   ----------------------------------
                               SHARES            AMOUNT            SHARES          AMOUNT            SHARES            AMOUNT
                       -----------------   ----------------   -------------   --------------   ---------------   ----------------
Shares sold                    4,935,067    $  54,622,981       5,542,720     $ 62,354,855     5,488,633    $  60,716,040
Reinvested dividends              65,938          647,027               0                0        44,366          439,995
Shares redeemed               (1,302,050)     (14,082,310)        (95,521)      (1,073,954)   (1,439,291)     (15,852,384)
                              ----------    -------------       ---------     ------------    ----------    -------------
Net increase                   3,698,955    $  41,187,698       5,447,199     $ 61,280,901     4,093,708    $  45,303,651
                              ----------    -------------       ---------     ------------    ----------    -------------


                                                         NORTHSTAR INCOME AND GROWTH FUND
                          -----------------------------------------------------------------------------------------------
                                      CLASS A                          CLASS B                         CLASS C
                          -------------------------------- -------------------------------- -----------------------------
                               SHARES          AMOUNT           SHARES          AMOUNT          SHARES         AMOUNT
                          --------------- ---------------- --------------- ---------------- ------------- ---------------
Shares sold                    1,243,862    $  14,890,910         841,761    $  10,066,857       532,573     $  6,519,449
Reinvested dividends             562,660        6,530,795         482,072        5,581,664       652,245        7,548,949
Shares redeemed               (4,502,701)     (53,333,104)     (1,249,464)     (15,194,870)     (577,643)      (6,982,779)
                              ----------    -------------      ----------    -------------      --------     ------------
Net increase/(decrease)       (2,696,179)   $ (31,911,399)         74,369    $     453,651       607,175     $  7,085,619
                             ----------     -------------      ----------    -------------      --------      -----------


                                                     NORTHSTAR HIGH TOTAL RETURN FUND II
                       ------------------------------------------------------------------------------------------------
                                  CLASS A                          CLASS B                          CLASS C
                       ------------------------------   ------------------------------   ------------------------------
                              SHARES          AMOUNT           SHARES          AMOUNT           SHARES          AMOUNT
                       -----------------   --------------   -------------   --------------   -------------   --------------
Shares sold                    2,030,839     $ 11,223,031       7,001,479      $38,488,120     2,255,476      $12,425,126
Reinvested dividends              11,470           62,725          26,673          146,533         7,387           40,627
Shares redeemed                 (483,860)      (2,718,468)        (94,319)        (522,918)      (18,844)        (103,352)
                               ---------     ------------       ---------      -----------     ---------      -----------
Net increase                   1,558,449     $  8,567,288       6,933,833      $38,111,735     2,244,019      $12,362,401
                               ---------     ------------       ---------      -----------     ---------      -----------


                                                        NORTHSTAR HIGH TOTAL RETURN FUND
                       --------------------------------------------------------------------------------------------------
                                   CLASS A                          CLASS B                          CLASS C
                       -------------------------------- -------------------------------- --------------------------------
                               SHARES          AMOUNT           SHARES           AMOUNT          SHARES          AMOUNT
                       ----------------- ---------------- ---------------- --------------- --------------- ----------------
Shares sold                   15,013,653    $  72,250,956      50,969,211    $ 244,941,244    11,157,080    $  54,178,962
Reinvested dividends           1,761,535        8,526,615       2,606,832       12,616,158       431,760        2,092,519
Shares redeemed               (8,829,614)     (42,947,742)    (10,740,737)     (52,447,215)   (3,517,940)     (17,328,682)
                              ----------    -------------     -----------    -------------    ----------    -------------
Net increase                   7,945,574    $  37,829,829      42,835,306    $ 205,110,187     8,070,900    $  38,942,799
                              ----------    -------------     -----------    -------------    ----------    -------------

   NORTHSTAR TRUST
   NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

NOTE 6. CREDIT RISK AND DEFAULTED SECURITIES


      Although the Funds have a diversified portfolio, the High Total Return Fund II and High Total Return Fund had 70.83% and 77.28%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in higher yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At October 31, 1998, the High Total Return Fund II held Heartland Wireless and International Wireless, securities in default. The aggregate value for these securities is $158,420. At October 31, 1998, the High Total Return Fund held Heartland Wireless, International Wireless, securities in default and SA Telecom and CAI Wireless, bankrupt companies. The aggregate value for these securities is $7,209,464.


      For financial reporting purposes, it is each Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.


NOTE 7. SECURITY LOANS


      Each Fund may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, each Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending its securities in the form of fees or all or a portion of the income from investments of the collateral. The Funds also continue to earn income on the securities loaned. At October 31, 1998, the Funds did not have any securities on loan.


NOTE 8. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD


      At October, 31, 1998, the Growth + Value Fund, Emerging Markets Value Fund, and High Total Return Fund had capital loss carryforwards of $26,282,878, $114,095, and $6,107,124, respectively, expiring on October 31, 2006.


NOTE 9. ACQUISITION


      At the close of business on April 17, 1997 (the "Closing"), the Northstar International Value Fund ("International Value Fund") acquired the net assets of the Brandes International Fund, pursuant to an Agreement of Reorganization (the "Agreement") dated February 4, 1997. In accordance with the Agreement, the International Value Fund, at the Closing, issued 4,152,725 shares of the International Value Fund having an aggregate value of $41,547,387 which included unrealized appreciation on investments of $4,299,350. As a result, the International Value Fund issued 1.637 shares for each Brandes International Fund Class A and 1.643 shares for each Brandes International Fund Class C share. The transaction was structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. Directly after the merger the combined net assets in the International Value Fund were $41,547,387 with a net asset value of $10.00 for Class A and C shares.


NOTE 10. LETTER OF CREDIT


      The Funds have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the year ended October 31, 1998, the Funds did not have any loans outstanding.


TAX INFORMATION (UNAUDITED)


      The amount of long-term capital gain paid for the fiscal year ended October 31, 1998 was $4,804,657 and $999,946 for the International Value Fund and Income and Growth Fund, respectively.


      Of the ordinary distributions made during the fiscal year ended October 31, 1998, the following percentages qualify for the dividends received deduction available to corporate shareholders; 35%, 5%, and 6% for the Income and Growth Fund, High Total Return Fund II, and High Total Return Fund, respectively.


      The above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.


      The foreign taxes paid or withheld per share, $1,040,897 in total and $0.02 per share for the International Value Fund, represent taxes incurred by the Fund on interest and dividends received by the Fund from foreign sources. Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

   NORTHSTAR TRUST
   REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
                                             [NORTHSTAR TRUST LOGO APPEARS HERE]





To the Shareholders and Trustees
of Northstar Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, of the Northstar Trust, comprising the Northstar Growth+Value Fund, Northstar International Value Fund, Northstar Emerging Markets Value Fund, Northstar Income and Growth Fund, Northstar High Total Return Fund II and Northstar High Total Return Fund, (collectively, the "Funds") as of October 31, 1998, and the related statement of operations, changes in net assets and financial highlights for each of the periods presented except for the financial highlights for Northstar International Value Fund for the year ended October 31, 1996 and the period from March 6, 1995 to October 31,1995 in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Funds'management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

The financial highlights for the year ended October 31, 1996 and the period from March 6, 1995 to October 31, 1995 of the Northstar International Value Fund were audited by other auditors whose report dated December 4, 1996 expressed an unqualified opinion on these financial highlights.

PricewaterhouseCoopers LLP
New York, NY
December 11, 1998